                                                                   EXHIBIT 10.8

                                CREDIT AGREEMENT


                         Dated as of September 30, 1999


                                      among


                  THE BORROWERS FROM TIME TO TIME PARTY HERETO


                          HCR/ALTERRA DEVELOPMENT, LLC,
                                  as Guarantor


                               THE SEVERAL LENDERS
                         FROM TIME TO TIME PARTY HERETO


                             BANK OF AMERICA, N. A.,
                             as Administrative Agent


                            THE CHASE MANHATTAN BANK,
                              as Syndication Agent


                                       AND


          DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCHES and
                               BANK UNITED, F.S.B.
                                  as Co-Agents


                                  Arranged by:


                         BANC OF AMERICA SECURITIES LLC,
                            as Sole Lead Arranger and
                                Sole Book Manager

                                TABLE OF CONTENTS

                                                                                                               Page

SECTION 1  DEFINITIONS............................................................................................1
         1.1 Definitions..........................................................................................1
         1.2 Computation of Time Periods.........................................................................27
         1.3 Accounting Terms....................................................................................27

SECTION 2  CREDIT FACILITIES.....................................................................................27
         2.1Revolving Loans......................................................................................27
         2.2Extension of Maturity Date...........................................................................30
         2.3Additional Borrowers.................................................................................31
         2.4Joint and Several Liability among Pool Borrowers.....................................................32
         2.5Removal of a Borrower................................................................................38
         2.6Appointment of Designated Borrower as Agent for Borrowers............................................38

SECTION 3  OTHER PROVISIONS RELATING TO CREDIT FACILITIES........................................................39
         3.1Default Rate.........................................................................................39
         3.2Extension and Conversion.............................................................................39
         3.3Prepayments..........................................................................................40
         3.4Termination and Reduction of Revolving Committed Amount..............................................41
         3.5Fees.................................................................................................42
         3.6Capital Adequacy.....................................................................................42
         3.7Limitation on Eurodollar Loans.......................................................................43
         3.8Illegality...........................................................................................43
         3.9Requirements of Law..................................................................................44
         3.10Treatment of Affected Loans.........................................................................45
         3.11Taxes...............................................................................................45
         3.12Compensation........................................................................................47
         3.13Pro Rata Treatment..................................................................................48
         3.14Sharing of Payments.................................................................................49
         3.15Payments, Computations, Etc.........................................................................49
         3.16Evidence of Debt....................................................................................53
         3.17Substitution of Lenders.............................................................................54

SECTION 4  GUARANTY..............................................................................................55
         4.1The Parent Guaranty..................................................................................55
         4.2Obligations Unconditional............................................................................55
         4.3Reinstatement........................................................................................57
         4.4Certain Additional Waivers...........................................................................57
         4.5Remedies.............................................................................................57
         4.6Guarantee of Payment; Continuing Guarantee...........................................................57

SECTION 5  CONDITIONS............................................................................................58

         5.1 Closing Conditions..................................................................................58
         5.2 Conditions to all Extensions of Credit..............................................................63
         5.3 Conditions to Revolving Loans to Finance Construction or Refinancing of New Properties..............67

SECTION 6  REPRESENTATIONS AND WARRANTIES........................................................................67
         6.1 Financial Condition.................................................................................67
         6.2 No Material Change..................................................................................67
         6.3 Organization and Good Standing......................................................................68
         6.4 Power; Authorization; Enforceable Obligations.......................................................68
         6.5 No Conflicts........................................................................................68
         6.6 No Default..........................................................................................69
         6.7 Ownership...........................................................................................69
         6.8 Litigation..........................................................................................69
         6.9 Taxes...............................................................................................69
         6.10 Compliance with Law................................................................................69
         6.11 ERISA..............................................................................................70
         6.12 Subsidiaries.......................................................................................71
         6.13 Governmental Regulations, Etc......................................................................71
         6.14 Purpose of Loans...................................................................................72
         6.15 Environmental Matters..............................................................................73
         6.16 Intellectual Property..............................................................................74
         6.17 Solvency...........................................................................................74
         6.18 Location of Collateral.............................................................................74
         6.19 Disclosure.........................................................................................74
         6.20 No Burdensome Restrictions.........................................................................74
         6.21 Labor Matters......................................................................................75
         6.22 Year 2000 Compliance...............................................................................75
         6.23 First Priority Lien................................................................................75

SECTION 7  AFFIRMATIVE COVENANTS.................................................................................75
         7.1 Information Covenants...............................................................................75
         7.2 Preservation of Existence and Franchises............................................................79
         7.3 Books and Records...................................................................................79
         7.4 Compliance with Law.................................................................................79
         7.5 Payment of Taxes and Other Indebtedness.............................................................79
         7.6 Insurance...........................................................................................79
         7.7 Maintenance of Property.............................................................................81
         7.8 Performance of Obligations..........................................................................81
         7.9 Use of Proceeds.....................................................................................82
         7.10 Audits/Inspections.................................................................................82
         7.11 Financial Covenants................................................................................82
         7.12 Environmental Laws.................................................................................82
         7.13 Collateral.........................................................................................83
         7.14 Year 2000 Compliance...............................................................................83
         7.15 Construction Inspector.............................................................................84
         7.16 Surveys............................................................................................84

         7.17 Environmental Indemnity............................................................................84

SECTION 8  NEGATIVE COVENANTS....................................................................................86
         8.1 Indebtedness........................................................................................86
         8.2 Liens...............................................................................................87
         8.3 Nature of Business..................................................................................88
         8.4 Consolidation, Merger, Dissolution, etc.............................................................88
         8.5 Asset Dispositions..................................................................................88
         8.6 Investments.........................................................................................89
         8.7 Restricted Payments.................................................................................89
         8.8 Prepayments of Indebtedness, etc....................................................................90
         8.9 Transactions with Affiliates........................................................................90
         8.10 Fiscal Year; Organizational Documents..............................................................90
         8.11 Limitation on Restricted Actions...................................................................90
         8.12 Sale Leasebacks....................................................................................91
         8.13 No Further Negative Pledges........................................................................91
         8.14 Construction.......................................................................................91
         8.15 Changes to Plans and Specifications................................................................91
         8.16 Transfer of Partnership Interests..................................................................92

SECTION 9  EVENTS OF DEFAULT.....................................................................................92
         9.1 Events of Default...................................................................................92
         9.2 Acceleration; Remedies..............................................................................99

SECTION 10  AGENCY PROVISIONS...................................................................................100
         10.1 Appointment, Powers and Immunities................................................................100
         10.2 Reliance by Administrative Agent..................................................................101
         10.3 Defaults..........................................................................................102
         10.4 Rights as a Lender................................................................................102
         10.5 Indemnification...................................................................................102
         10.6 Non-Reliance on Administrative Agent and Other Lenders............................................103
         10.7 Successor Administrative Agent....................................................................103

SECTION 11  MISCELLANEOUS.......................................................................................104
         11.1 Notices...........................................................................................104
         11.2 Right of Set-Off; Adjustments.....................................................................106
         11.3 Benefit of Agreement..............................................................................106
         11.4 No Waiver; Remedies Cumulative....................................................................108
         11.5 Expenses; Indemnification.........................................................................108
         11.6 Amendments, Waivers and Consents..................................................................109
         11.7 Counterparts......................................................................................111
         11.8 Headings..........................................................................................111
         11.9 Survival..........................................................................................111
         11.10 Governing Law; Submission to Jurisdiction; Venue.................................................111
         11.11    Severability..................................................................................112
         11.12    Entirety......................................................................................112
         11.13    Binding Effect; Termination...................................................................113

                                       iii
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
         11.14    Confidentiality...............................................................................113
         11.15    Conflict......................................................................................113
         11.16    Source of Funds...............................................................................113
         11.17    Release of Liens..............................................................................114


                                    SCHEDULES
                                    ---------
Schedule 1.1(a)            Development Agreements
Schedule 1.1(b)            Management Agreements
Schedule 1.1(c)            Pool A Borrowers
Schedule 2.1(a)(i)         Lenders
Schedule 2.1(a)(ii)        Pool B Properties
Schedule 5.1(e)(i)         Existing Properties
Schedule 6.12              Subsidiaries
Schedule 6.16              Intellectual Property
Schedule 6.18(a)           Real Property Locations
Schedule 6.18(b)           Personal Property Locations
Schedule 6.18(c)           Chief Executive Offices/Principal Places of Business
Schedule 7.6               Insurance
Schedule 8.1(e)            Subordinated Debt

                                    EXHIBITS
                                    --------
Exhibit 1.1(a)             Form of Alterra Guaranty Agreement
Exhibit 1.1(b)             Form of HCR Guaranty Agreement
Exhibit 2.1(b)(i)          Form of Notice of Borrowing
Exhibit 2.1(e)             Form of Revolving Note
Exhibit 2.3(i)             Form of Joinder Agreement
Exhibit 2.3(ii)            Form of Pledge Supplement Agreement
Exhibit 3.2                Form of Notice of Extension/Conversion
Exhibit 7.1(d)             Form of Officer's Compliance Certificate
Exhibit 7.1(f)             Form of Borrowing Base Certificate
Exhibit 11.3(b)            Form of Assignment and Acceptance

                                       iv

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT, dated as of September 30, 1999 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), is by and among the Borrowers (as defined herein), HCR/ALTERRA DEVELOPMENT, LLC, a Delaware limited liability company (the "Parent"), the Lenders (as defined herein), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), THE CHASE MANHATTAN BANK, as Syndication Agent (in such capacity, the "Syndication Agent") and DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCHES and BANK UNITED, F.S.B., as Co-Agents (in such capacity, the "Co-Agents").

                               W I T N E S S E T H

         WHEREAS, the Borrowers have requested that the Lenders provide a $200,000,000 credit facility for the purposes hereinafter set forth; and

         WHEREAS, the Lenders have agreed to make the requested credit facility available to the Borrowers on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                    SECTION 1

                                   DEFINITIONS

         1.1      DEFINITIONS.

         As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

                  "Adjusted Base Rate" means the Base Rate plus the Applicable Percentage.

                  "Adjusted Eurodollar Rate" means the Eurodollar Rate plus the Applicable Percentage.

                  "Administrative Agent" shall have the meaning assigned to such term in the heading hereof, together with any successors or assigns.

                  "Administrative Agent's Fee Letter" means that certain letter agreement, dated as of June 11, 1999, between the Administrative Agent and the Partners, as amended, modified, restated or supplemented from time to time.

                  "Administrative Agent's Fees" shall have the meaning assigned to such term in Section 3.5(c).

                  "Affiliate" means, with respect to any Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the Capital Stock in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agency Services Address" means Bank of America, N.A., Independence Center, 15th Floor, NC1-001-15-04, 101 N. Tryon Street, Charlotte, North Carolina 28255, Attn: Agency Services, or such other address as may be identified by written notice from the Administrative Agent to the Borrowers.

                  "Alterra" means Alterra Healthcare Corporation, a Delaware corporation.

                  "Alterra Guaranty Agreement" means the guaranty agreement dated as of the Closing Date in the form of Exhibit 1.1(a) executed by Alterra, as amended, modified, restated or supplemented from time to time.

                  "Applicable Lending Office" means, for each Lender, the office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrowers by written notice as the office by which its Eurodollar Loans are made and maintained.

                  "Applicable Percentage" means, for any day, the rate per annum set forth below opposite the applicable Senior Debt Rating then in effect, it being understood that the Applicable Percentage for (i) Eurodollar Loans shall be the percentage set forth under the column "Applicable Percentage for Eurodollar Loans", (ii) Base Rate Loans shall be the percentage set forth under the column "Applicable Percentage for Base Rate Loans" and (iii) Unused Fee shall be the percentage set forth under the column "Applicable Percentage for Unused Fee". The Applicable Percentage shall be determined based on the Senior Debt Rating; provided that (a) if either S&P or Moody's shall not have a Senior Debt Rating for HCR, then the Applicable Percentages shall be based on Pricing Level IV, (b) if there is a split Senior Debt Rating with a difference of only one pricing level, then the higher of the two ratings shall apply and (c) if there is a split Senior Debt Rating with a difference of more than one pricing level, then the Applicable Percentages shall be based on the Pricing Level one level below the Pricing Level corresponding to the higher of the two ratings and both of the actual Senior Debt Ratings will be disregarded.


     -------------- ------------------- ------------------ ------------------- ------------------ -------------------
                                                               Applicable         Applicable          Applicable
                                                             Percentage for     Percentage for      Percentage for
        Pricing                          Moody's Rating     Eurodollar Loans    Base Rate Loans       Unused Fee
         Level          S&P Rating
     -------------- ------------------- ------------------ ------------------- ------------------ -------------------
           I         >BBB+               >Baa1                   1.125%              .125%              .225%
                     -                   -
     -------------- ------------------- ------------------ ------------------- ------------------ -------------------

          II          BBB                 Baa2                   1.375%              .375%               .25%
     -------------- ------------------- ------------------ ------------------- ------------------ -------------------

          III         BBB-                Baa3                   1.75%               .75%               .375%
     -------------- ------------------- ------------------ ------------------- ------------------ -------------------

          IV         <BBB-               <Baa3                   2.50%               1.50%               .50%
     -------------- ------------------- ------------------ ------------------- ------------------ -------------------

         The Applicable Percentages shall be determined and adjusted on the date that the Senior Debt Rating changes (each a "Ratings Date"). Each Applicable Percentage shall be effective from one Ratings Date until the next Ratings Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans as well as any new Loans made or issued.

                  "Applicant Borrower" shall have the meaning assigned to such term in Section 2.3.

                  "As-Stabilized Appraised Value" means with respect to any Eligible Project being constructed or refinanced by a Borrower using proceeds of the Loans, the value (as determined pursuant to an independent appraisal from an appraiser selected by the Administrative Agent) of such Eligible Project.

                  "Asset Disposition" means the disposition of any or all of the assets (including without limitation the Capital Stock of a Subsidiary) of an Operative Party or any of its Subsidiaries whether by sale, lease, transfer or otherwise (including pursuant to any casualty or condemnation event).

                  "Bank of America" means Bank of America, N.A. and its successors.

                  "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

                  "Bankruptcy Event" means, with respect to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

                  "Base Rate" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

                  "Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Base Rate.

                  "Borrowers" means a collective reference to the Pool A Borrowers, the Pool B Borrowers and the Pool C Borrowers, and "Borrower" means any one of them.

                  "Borrowing Base" means, at any date of determination, the sum of the Eligible Project Loan Amounts for the Eligible Projects.

                  "Borrowing Base Certificate" means a Borrowing Base Certificate substantially in the form of Exhibit 7.1(f).

                  "Businesses" shall have the meaning set forth in Section 6.15.

                  "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or San Francisco, California are authorized or required by law to close, except that, when used in connection with a Eurodollar Loan, such day shall also be a day on which dealings between banks are carried on in U.S. dollar deposits in London, England.

                  "Capital Lease" means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

                  "Capital Stock" means (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and
         (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                  "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating (or its parent's short-term commercial paper rating) from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 365 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within twelve months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions
         (a) through (d).

                  "Change of Control" means the occurrence of any of the following events:

                           (i) HCR shall fail to own and have the right to vote
                  fifty percent (50%) of the outstanding Voting Stock of the Parent,

                           (ii) Alterra shall fail to own and have the right to
                  vote fifty percent (50%) of the outstanding Voting Stock of the Parent,

                           (iii) subject to the terms of Section 8.16, the
                  Parent shall fail to own and have the right to vote at least ten percent (10%) of the outstanding Voting Stock of each of the Pool A Borrowers,

                           (iv) the Parent shall fail to own and have the right
                  to vote at least ten percent (10%) of the outstanding Voting Stock of each of the Pool B Borrowers or

                           (v) the Parent shall fail to own and have the right
                  to vote at least ten percent (10%) of the outstanding Voting Stock of each of the Pool C Borrowers.

                  "Clare Bridge Jefferson" means Clare Bridge of Jefferson Township L.P., a Delaware limited partnership.

                  "Clare Bridge Palos Heights" means Clare Bridge of Palos Heights L.P., a Delaware limited partnership.

                  "Clare Bridge Parma" means Clare Bridge of Parma L.P., a Delaware limited partnership.

                  "Clare Bridge Westchase" means Clare Bridge of Westchase L.P., a Delaware limited partnership.

                  "Closing Date" means the date hereof.

                  "Co-Agents" shall have the meaning assigned to such term in the heading hereof, together with any successors and assigns.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

                  "Collateral" means a collective reference to the collateral which is identified in, and at any time will be covered by, the Collateral Documents.

                  "Collateral Documents" means a collective reference to the Security Agreements, the Pledge Agreement, the Mortgage Documents and such other documents executed and delivered in connection with the attachment and perfection of the Administrative Agent's security interests and liens arising thereunder, including without limitation, UCC financing statements.

                  "Commitment" means with respect to each Lender, the Revolving Commitment of such Lender.

                  "Credit Documents" means a collective reference to this Credit Agreement, the Notes, the Alterra Guaranty Agreement, the HCR Guaranty Agreement, each Joinder Agreement, the Administrative Agent's Fee Letter, the Collateral Documents and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and "Credit Document" means any one of them.

                  "Credit Parties" means a collective reference to the Borrowers and the Guarantors, and "Credit Party" means any one of them.

                  "Credit Party Obligations" means, without duplication, (i) all of the obligations of the Credit Parties to the Lenders and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes, the Guaranty Agreements, the Collateral Documents or any of the other Credit Documents (including, but not limited to, any interest accruing after the
                                       6
         occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from any Borrower to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement.

                  "Debt Service" means, as of any date for the four fiscal quarter period ending on such date, with respect to any Eligible Project, the principal and interest payments which would be due and payable during such four fiscal quarter period (assuming (A) a mortgage style amortization schedule for a loan equal to such Eligible Project's Eligible Project Loan Amount (as of the last day of the fiscal quarter ending five full fiscal quarters following the date of the first resident occupancy at such Eligible Project) with a term of twenty-five years and (B) an interest rate equal to the greater of (a) 7.5% per annum and (b) the then applicable Treasury Rate plus 2.00% per annum).

                  "Debt Service Coverage Ratio" means, as of the last day of any fiscal quarter, with respect to any Eligible Project, the ratio of (a) the Net Operating Income for such Eligible Project to (b) the Debt Service for such Eligible Project. Notwithstanding the foregoing, (i) for purposes of calculating the Debt Service Coverage Ratio of an Eligible Project that has been in operation for five full fiscal quarters following the date of the first resident occupancy of the Facility, the Net Operating Income for the four fiscal quarter period for which Net Operating Income is being calculated shall be deemed to be the result obtained by multiplying the actual Net Operating Income of such Eligible Project for the three month period ending as of the last day of the applicable fiscal quarter end by 4, (ii) for purposes of calculating the Debt Service Coverage Ratio of an Eligible Project that has been in operation for six full fiscal quarters following the date of the first resident occupancy of the Facility, the Net Operating Income for the four fiscal quarter period for which Net Operating Income is being calculated shall be deemed to be the result obtained by multiplying the actual Net Operating Income of such Eligible Project for the six month period ending as of the last day of the applicable fiscal quarter end by 2 and (iii) for purposes of calculating the Debt Service Coverage Ratio of an Eligible Project that has been in operation for seven full fiscal quarters following the date of the first resident occupancy of the Facility, the Net Operating Income for the four fiscal quarter period for which Net Operating Income is being calculated shall be deemed to be the result obtained by multiplying the actual Net Operating Income of such Eligible Project for the nine month period ending as of the last day of the applicable fiscal quarter end by 1 1/3.

                  "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Lender" means, at any time, any Lender that (a) has failed to make a Loan or purchase a Participation Interest required pursuant to the term of this Credit Agreement within one Business Day of when due, (b) other than as set forth in (a) above, has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement within one Business Day of when due, unless such amount is subject to a good faith dispute or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or with respect to which (or with respect to any of assets of which) a receiver, trustee or similar official has been appointed.

                  "Designated Borrowers" means a collective reference to the Pool A Designated Borrower, the Pool B Designated Borrower and the Pool C Designated Borrower, and "Designated Borrower" means any one of them.

                  "Development Agreements" means a collective reference to the development agreements identified on Schedule 1.1(a) and any additional development agreements entered into by a Borrower and HCR or Alterra, as applicable, with respect to an Eligible Project, and "Development Agreement" means any one of them.

                  "Development Budget" means (i) with respect to any Eligible Project which will be constructed using proceeds of the Loans, the detailed budget of the cost of the acquisition, if applicable, development, construction and working capital of such Eligible Project which has been (a) reviewed by the Engineer and (b) recommended by the Engineer to the Administrative Agent as an acceptable budget prior to commencement of construction and (ii) with respect to any Eligible Project which will be refinanced using proceeds of the Loans, the detailed budget of the cost of development, construction and working capital of such Eligible Project which has been (a) reviewed by the Engineer and (b) recommended by the Engineer to the Administrative Agent as an acceptable budget prior to such refinancing.

                  "Dollars" and "$" means dollars in lawful currency of the United States of America.

                  "Domestic Subsidiary" means, with respect to any Person, any Subsidiary of such Person which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

                  "Eligible Assignee" means (i) a Lender; (ii) an Affiliate of a Lender or any fund that invests in bank loans and is managed by an investment advisor to a Lender; and (iii) any other commercial bank, financial institution, other "accredited investor" (as defined in Regulation D of the Securities Act of 1933, as amended) or "qualified institutional buyer" (as defined in Rule 144A of the Securities Act of 1933, as amended) approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 11.3, the Designated Borrowers (such approval by the Administrative Agent or the Designated Borrowers not to be unreasonably withheld or delayed and such approval to be deemed given by the Designated Borrowers if no objection is received by the assigning Lender and the Administrative Agent from the Designated Borrowers within two Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Designated Borrowers); provided, however, that neither a Credit Party nor an Affiliate of any Credit Party shall qualify as an Eligible Assignee.

                  "Eligible Project" means any Facility that (i)(a) has been proposed to be acquired and/or constructed by a Borrower using proceeds of the Loans or (b) is owned by such

         Borrower and has been proposed to be refinanced by such Borrower using the proceeds of the Loans and (ii) satisfies each of following conditions:

                           (a) such Facility shall be located or is located, as
                  applicable,  within HCR's Core Market;

                           (b) except for the Facilities located on the Pool B
                  Properties identified on Schedule 2.1(a)(ii), the Administrative Agent shall have received an appraisal (in form and substance satisfactory to the Administrative Agent) with respect to such Facility from a qualified appraiser satisfactory to the Administrative Agent (if the Administrative Agent does not receive an appraisal for any of Pool B Properties identified on Schedule 2.1(a)(ii) in accordance with the terms of Section 7.l8, such Facilities located on such Pool B Properties shall cease to be Eligible Projects) and;

                           (c) the Administrative Agent shall have received an
                  environmental assessment (in form and substance satisfactory to the Administrative Agent) of the property where such Facility will be constructed or is located, as applicable, from a consulting firm acceptable to the Administrative Agent;

                           (d) for each Facility to be constructed using
                  proceeds of the Loans, the Administrative Agent shall have received a set of plans and specifications for the construction of such Facility in form and substance satisfactory to the Administrative Agent;

                           (e) for each Facility (other than the Facilities
                  owned by the Initial Pool A Borrowers), the Engineer and the Administrative Agent shall have received a Development Budget for such Facility, and the Engineer shall have recommended to the Administrative Agent that such Development Budget is satisfactory in form and substance to the Engineer (the Lenders have agreed to accept the Development Budgets provided to the Administrative Agent for the Facilities owned by the Initial Pool A Borrowers);

                           (f) (i) for each Facility to be constructed using
                  proceeds of the Loans, the Administrative Agent shall have received projections for such Facility for the two year period subsequent to its construction completion date satisfactory in form and substance to the Administrative Agent and (ii) for each Facility to be refinanced using proceeds of the Loans, the Administrative Agent shall have received satisfactory projections for such Facility for the two year period subsequent to the refinancing satisfactory in form and substance to the Administrative Agent;

                           (g) the Administrative Agent shall have received, in
                  form and substance satisfactory to the Administrative Agent, a fully executed and notarized Mortgage in favor of the Administrative Agent encumbering the ownership interest of the applicable Borrower in the property where such Facility is located, together with such UCC-1 financing statements as the Administrative Agent shall deem appropriate with respect to the property;

                           (h) the Administrative Agent shall have received, in
                  form and substance reasonably satisfactory to the Administrative Agent, an opinion of counsel in the state in which such Facility is located with respect to the enforceability of the form of Mortgage and sufficiency of the form of UCC-1 financing statements to be recorded or filed in such state and such other matters as the Administrative Agent may request, in form and substance reasonably satisfactory to the Administrative Agent;

                           (i) the Administrative Agent shall have received, in
                  form and substance reasonably satisfactory to the Administrative Agent, a title insurance policy from a title insurer reasonably satisfactory to the Administrative Agent in an amount satisfactory to the Administrative Agent with respect to the property where such Facility is located, assuring the Administrative Agent that the applicable Mortgage creates a valid and enforceable first priority mortgage lien on the property where such Facility is located, free and clear of all defects and encumbrances except Permitted Liens, such title insurance policy to contain such coverage and endorsements as shall be reasonably satisfactory to the Administrative Agent, all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent;

                           (j) the Administrative Agent shall have received, in
                  form and substance satisfactory to the Administrative Agent, map or plat of a survey of the site of the property where such Facility is located certified to the Administrative Agent and the applicable title insurer in a manner satisfactory to them, dated a date satisfactory to the Administrative Agent and the applicable title insurer by an independent professional licensed land surveyor reasonably satisfactory to the Administrative Agent and the applicable title insurer, and otherwise in form and substance satisfactory to the Administrative Agent;

                           (k) the Administrative Agent shall have received, in
                  form and substance satisfactory to the Administrative Agent, a current certification from the applicable Borrower's registered engineer land surveyor as to whether such Facility or any other improvements on the applicable property are located within any area designated by the Director of the Federal Emergency Management Agency as a "special flood hazard" area and if any improvements on such parcel are located within a "special flood hazard" area, evidence of a flood insurance policy from a company and in an amount satisfactory to the Administrative Agent for the applicable portion of the property, naming the Administrative Agent, for the benefit of the Lenders, as mortgagee;

                           (l) the Administrative Agent shall have received, in
                  form and substance satisfactory to the Administrative Agent, a subordination and assignment of management agreement with respect to such Facility;

                           (m) (i) with respect to each Facility owned by a Pool
                  A Borrower, the Administrative Agent shall have received documents to ensure that such Facility secures the obligations of all Pool A Borrowers under the Credit Documents, (ii) with respect to each Facility owned by a Pool B Borrower, the Administrative Agent shall have received documents to ensure that such Facility secures the obligations of all Pool B Borrowers under the Credit Documents and (iii) with respect to each Facility owned by a Pool C Borrower, the Administrative Agent shall have received documents to ensure that such Facility secures the obligations of all Pool C Borrowers under the Credit Documents;

                           (n) the Administrative Agent shall have received a
                  certified copy of the construction contract with respect to such Facility; and

                           (o) the Administrative Agent shall have received a
                  certified copy of the Management Agreement with respect to such Facility.

         Notwithstanding the foregoing, if a Facility satisfies each of the conditions identified in subclauses (a) through (o) above of this definition of "Eligible Project" but is not fully constructed and open for business within fifteen months of the commencement of construction of such Facility, such Facility shall no longer be considered an Eligible Project for purposes of this Credit Agreement.

                  "Eligible Project Loan Amount" means, at any date of determination with respect to an Eligible Project, an amount for such Eligible Project equal to the lesser of:

                           (a) 75% of such Eligible Project's As-Stabilized Appraised Value; and

                           (b) 80% of that portion of such Eligible Project's Development Budget which has been incurred to date.

         Notwithstanding the foregoing, with respect to any Eligible Project identified on Schedule 2.1(a)(ii), the Eligible Project Loan Amount for such Eligible Project shall be based solely on 80% of that portion of such Eligible Project's Development Budget which has been incurred to date until such time as the appraisal for such Eligible Project is delivered to the Administrative Agent in accordance with the terms of
         Section 7.18

                  "Engineer" means PACS, Inc. who will serve as the Administrative Agent's engineer responsible for (i) reviewing the Development Budgets submitted by the Borrowers pursuant to the terms hereof and (ii) making a recommendation to the Administrative Agent as to whether or not a particular Development Budget is satisfactory in form and substance.

                  "Environmental Laws" means any and all lawful and applicable Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                  "ERISA Affiliate" means an entity which is under common control with any Operative Party or any of its Subsidiaries within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any Operative Party or any of its Subsidiaries and which is treated as a single employer under Sections 414(b) or (c) of the Code.

                  "ERISA Event" means (i) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by any Operative Party or any of its Subsidiaries or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan;
         (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA;
         (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of any Operative Party or any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (viii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

                  "Eurodollar Loan" means any Loan that bears interest at a rate based upon the Eurodollar Rate.

                  "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the Interbank Offered Rate for such Eurodollar Loan for such Interest Period by (b) 1 minus the Eurodollar Reserve Requirement for such Eurodollar Loan for such Interest Period.

                  "Eurodollar Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurodollar liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Eurodollar Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to
         (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Requirement.

                  "Event of Default" shall have the meaning as defined in
         Section 9.1(a).

                  "Executive Officer" of any Person means any of the chief executive officer, chief operating officer, president, vice president, chief financial officer or treasurer of such Person.

                  "Existing Properties" shall have the meaning set forth in
         Section 5.1(e)(i).

                  "Facility" and "Facilities" means, individually or collectively, an assisted living facility, alzheimers or dementia care facility or independent living facility owned or to be developed by one of the Borrowers.

                  "Fees" means all fees payable pursuant to Section 3.5.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
         (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent (in its individual capacity) on such day on such transactions as determined by the Administrative Agent.

                  "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of
         Section 1.3.

                  "Governmental Authority" means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

                  "Guarantors" means a collective reference to HCR, Alterra and the Parent, and "Guarantor" means any one of them.

                  "Guaranty Agreements" means a collective reference to the Alterra Guaranty Agreement and the HCR Guaranty Agreement.

                  "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

                  "HCR" means Manor Care, Inc. (formerly known as HCR Manor Care, Inc.), a Delaware corporation.

                  "HCR's Core Market" means any geographic area falling within a fifty mile radius of any assisted living, dementia care or long-term care facility operated, at the time of determination, by HCR, Alterra or their respective controlled affiliates within the states of Connecticut, Delaware, Florida, Illinois, Indiana, Kentucky, Maryland, Michigan, New Jersey, New York, Ohio, Pennsylvania, Texas, Virginia and Wisconsin.

                  "HCR Credit Agreement" means, that certain Credit Agreement dated as of September 25, 1998 among HCR, Manor Care, Bank of America, as administrative agent, The Chase Manhattan Bank, as syndication agent, TD Securities (USA) Inc., as documentation agent and the other financial institutions party thereto, as amended, modified, supplemented or restated from time to time.

                  "HCR Guaranty Agreement" means the guaranty agreement dated as of the Closing Date in the form of Exhibit 1.1(b) executed by HCR, as amended, modified, restated or supplemented from time to time.

                  "Health Care Retirement Corporation" means Health Care and Retirement Corporation of America (a wholly-owned subsidiary of HCR), an Ohio corporation.

                  "Hedging Agreement" means any interest rate protection agreement or foreign currency exchange agreement.

                  "Indebtedness" means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof or such longer period, if the payment of which is being contested in good faith) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements,
         (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) all obligations of such Person under Hedging Agreements, (j) all obligations of such Person to repurchase any securities which repurchase obligation is related to the issuance thereof, (k) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (l) all preferred Capital Stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, (m) all other obligations of such person under any arrangement or financing structure classified as debt (for tax purposes) by any nationally recognized rating agency, (n) the principal portion of all obligations of such Person under Synthetic Leases and
         (o) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer.

                  "Initial Pool A Borrowers" means a collective reference to the Pool A Borrowers identified on Schedule 1.1(c).

                  "Initial Pool A Subordinated Debt" means the unsecured indebtedness in the amounts identified on Schedule 8.1(e) incurred by each of the Initial Pool A Borrowers (other than Clare Bridge Parma and Clare Bridge Westchase) pursuant to promissory notes satisfactory in form and substance to the Administrative Agent.

                  "Interbank Offered Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters

         Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

                  "Interest Payment Date" means (a) as to Base Rate Loans, the last day of each calendar month, the date of repayment of principal of such Loan and the Maturity Date, and (b) as to Eurodollar Loans, the last day of each applicable Interest Period, the date of repayment of principal of such Loan and the Maturity Date, and in addition where the applicable Interest Period for a Eurodollar Loan is greater than three months, then also the date three months from the beginning of the Interest Period and each three months thereafter.

                  "Interest Period" means, as to Eurodollar Loans, a period of one, two, three or six months' duration, as the applicable Designated Borrower may elect, commencing, in each case, on the date of the borrowing (including continuations and conversions thereof); provided, however, (a) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (b) no Interest Period shall extend beyond the Maturity Date and (c) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

                  "Investment" means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets, Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of any Person or (b) any deposit with, or advance, loan or other extension of credit to, any Person (other than (i) deposits made in connection with the purchase of services, equipment or other assets in the ordinary course of business and (ii) trade debt) or (c) any other capital contribution to or investment in any Person, including, without limitation, any Guaranty Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person.

                  "Joinder Agreement" means a Joinder Agreement substantially in the form of Exhibit 2.3(i) hereto, executed and delivered by an Applicant Borrower in accordance with the provisions of Section 2.3.

                  "Lender" means any of the Persons identified as a "Lender" on the signature pages hereto, and any Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

                  "Loan" or "Loans" means the Revolving Loans (or a portion of any Revolving Loan bearing interest at the Adjusted Base Rate or the Adjusted Eurodollar Rate) individually or collectively, as appropriate.

                  "Management Agreements" means a collective reference to the management agreements identified on Schedule 1.1(b) and any additional management agreements entered into by a Borrower and Alterra with respect to an Eligible Project, and "Management Agreement" means any one of them.

                  "Manor Care" means Manor Care of America, Inc. (formerly known as Manor Care, Inc.), a Delaware corporation.

                  "Material Adverse Effect" means a material adverse effect on
         (i) the condition (financial or otherwise), operations, business, assets or liabilities of HCR and its Subsidiaries taken as a whole,
         (ii) the condition (financial or otherwise), operations, business, assets or liabilities of Alterra and its Subsidiaries taken as a whole,
         (iii) the condition (financial or otherwise), operations, business, assets, liabilities or prospects of any Operative Party or any of its Subsidiaries, (iv) the ability of any Credit Party to perform any material obligation under the Credit Documents to which it is a party or (v) the material rights and remedies of the Lenders under the Credit Documents.

                  "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                  "Maturity Date" means September 30, 2002, as such date may be extended pursuant to Section 2.2.

                  "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

                  "Mortgage" shall have the meaning given to such term in
         Section 5.1(e)(i).

                  "Mortgage Policy" shall have the meaning given to such term in
         Section 5.1(e)(ii).

                  "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA.

                  "Multiple Employer Plan" means a Plan which any Operative Party or any of its Subsidiaries or any ERISA Affiliate and at least one employer other than an Operative Party or any of its Subsidiaries or any ERISA Affiliate are contributing sponsors.

                  "Net Operating Income" means, as of any date for the four fiscal quarter period ending on such date with respect to any Eligible Project, the amount equal to (a) the total operating revenue with respect to the operation of such Eligible Project for such period less
         (b) total operating expenses with respect to the operation of such Eligible Project for such period (excluding any (i) management fees or (ii) interest paid during such period with respect to Loans used to construct and/or develop such Eligible Project) plus (c) an amount which, in the determination of total operating expenses for such period has been deducted for (i) total taxes with respect to such Eligible Project for such period and (ii) depreciation and amortization with respect to such Eligible Project for such period less (d) a replacement reserve equal to $250 per year per bed in such Eligible Project less
         (e) an amount equal to 5% of total operating revenue with respect to the operation of such Eligible Project for such period.

                  "New Property" means any Facility owned by a Borrower which qualifies as an Eligible Project subsequent to the Closing Date.

                  "Note" or "Notes" means the Revolving Notes, individually or collectively, as appropriate.

                  "Notice of Borrowing" means a written notice of borrowing in substantially the form of Exhibit 2.1(b)(i), as required by Section 2.1(b)(i).

                  "Notice of Extension/Conversion" means the written notice of extension or conversion in substantially the form of Exhibit 3.2, as required by Section 3.2.

                  "Occupancy Rate" means for each Eligible Project, the ratio (expressed as a percentage) equal to (a) the number of individuals paying fees pursuant to a residency agreement entitling them to residency at such Eligible Project to (b) the pro forma resident occupancy for such Eligible Project, as contained in the projections for such Eligible Project reviewed and approved by the Administrative Agent at the time such Facility is admitted as an Eligible Project.

                  "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

                  "Operative Parties" means a collective reference to the Borrowers and the Parent, and "Operative Party" means any one of them.

                  "Other Taxes" shall have the meaning assigned to such term in
         Section 3.11.

                  "Parent" means HCR/Alterra Development, LLC, a Delaware limited liability company.

                  "Parma Vacant Land" means that certain vacant portion of land at the Existing Property in Parma, Ohio, generally located west of the East Ohio Gas Easement (as shown on the current survey of the Existing Property in Parma, Ohio), which, prior to its release pursuant to
         Section 11.7(a), is to be identified to the Administrative Agent pursuant to a metes and bounds legal description and survey satisfactory in form and substance to the Administrative Agent.

                  "Participation Interest" means a purchase by a Lender in any Loans as provided in Section 3.14.

                  "Partners" means the collective reference to HCR and Alterra and "Partner" means any one of them.

                  "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

                  "Permitted Investments" means Investments which are either (i) cash and Cash Equivalents; (ii) accounts receivable created, acquired or made by any Operative Party in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;
         (iii) equity investments by the Parent in any Pool A Borrower; (iv) equity investments by the Parent in any Pool B Borrower, (v) equity investments by the Parent in any Pool C Borrower and (vi) equity investments by the Parent in Clare Bridge Palos Heights so long as (A) Clare Bridge Palos Heights becomes a Borrower hereunder in accordance with the terms of Section 2.3 on or before December 31, 1999 and (B) the real property presently owned by Clare Bridge Palos Heights is subdivided in accordance with applicable law and in a manner acceptable to the Administrative Agent in its reasonable discretion on or before December 31, 1999. It is understood and agreed that the Parent will make equity investments in certain of the Borrowers simultaneously with such Borrowers becoming Borrowers hereunder in accordance with the terms of Section 2.3. It is also understood and agreed that the Parent will need to make equity investments in certain Persons prior to their becoming a Borrower hereunder. Such investment shall be considered a Permitted Investment so long as such Person becomes a Borrower hereunder in accordance with the terms of Section 2.3 within 30 days of the initial investment by the Parent in such Person.

                  "Permitted Liens" means:

                  (i) Liens in favor of the Administrative Agent for the benefit of the Lenders to secure the Credit Party Obligations;

                  (ii) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                  (iii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                  (iv) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by any Operative Party in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                  (v) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments secured shall, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay;

                  (vi) easements, rights-of-way, restrictions (including present and future zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

                  (vii) Liens on Property of any Borrower securing purchase money Indebtedness (including Capital Leases) of such Borrower to the extent permitted under Section 8.1(c), provided that any such Lien attaches to such Property concurrently with or within 90 days after the acquisition thereof;

                  (viii) leases or subleases granted to others not interfering in any material respect with the business of any Operative Party;

                  (ix) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions; and

                  (x) rights reserved to or vested in any Governmental Authority by law to control or regulate, or obligations under law to any Governmental Authority with respect to the use of any Property or to any right, power, franchise, license or permit.

                  "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

                  "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which any Operative Party or any of its Subsidiaries or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of
         Section 3(5) of ERISA.

                  "Pledge Agreement" means the pledge agreement dated as of the Closing Date executed in favor of the Administrative Agent by the Parent, as amended, modified, restated or supplemented from time to time.

                  "Pool A Borrowers" means a collective reference to each of the Borrowers identified on Schedule 1.1(c) and such other Persons as may become Pool A Borrowers hereunder in accordance with the provisions of
         Section 2.3, and "Pool A Borrower" means any one of them.

                  "Pool A Collateral" means a collective reference to the Collateral pledged to the Administrative Agent, for the benefit of the Lenders, by the Pool A Borrowers pursuant to the Collateral Documents.

                  "Pool A Designated Borrower" means Clare Bridge of Tuscawilla L.P., a Delaware limited partnership.

                  "Pool A Event of Default" shall have the meaning given to such term in Section 9.1(b).

                  "Pool A Loans" means the Revolving Loans (or a portion of any Revolving Loan bearing interest at the Adjusted Base Rate or the Adjusted Eurodollar Rate) made to the Pool A Borrowers individually or collectively, as appropriate.

                  "Pool A Obligations" means, without duplication, (i) all of the obligations of the Pool A Borrowers to the Lenders and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes, the Collateral Documents or any of the other Credit Documents (including, but not limited, to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Pool A Borrower, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from any Pool A Borrower to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement.

                  "Pool A Properties" means a collective reference to those Real Properties owned by the Pool A Borrowers, and "Pool A Property" means any one of them.

                  "Pool A Security Agreement" means the Pool A Security Agreement dated as of the Closing Date executed in favor of the Administrative Agent by the Pool A Borrowers, as amended, modified, restated or supplemented from time to time.

                  "Pool B Borrowers" means a collective reference to such Persons as may become Pool B Borrowers hereunder in accordance with the provisions of Section 2.3, and "Pool B Borrower" means any of them.

                  "Pool B Collateral" means a collective reference to the Collateral pledged to the Administrative Agent, for the benefit of the Lenders, by the Pool B Borrowers pursuant to the Collateral Documents.

                  "Pool B Designated Borrower" means that certain Pool B Borrower designated by the other Pool B Borrowers to deliver Notices of Borrowing and/or Notices of Extension/Conversion on behalf of all Pool B Borrowers.

                  "Pool B Event of Default" shall have the meaning given to such term in Section 9.1(c).

                  "Pool B Loans" means the Revolving Loans (or a portion of any Revolving Loan bearing interest at the Adjusted Base Rate or the Adjusted Eurodollar Rate) made to the Pool B Borrowers individually or collectively, as appropriate.

                  "Pool B Obligations" means, without duplication, (i) all of the obligations of the Pool B Borrowers to the Lenders and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes, the Collateral Documents or any of the other Credit Documents (including, but not limited, to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Pool B Borrower, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from any Pool B Borrower to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement.

                  "Pool B Properties" means a collective reference to those Real Properties owned by the Pool B Borrowers, and "Pool B Property" means any one of them.

                  "Pool B Security Agreement" means the security agreement to be executed by the Pool B Borrowers in favor of the Administrative Agent, as amended, modified, restated or supplemented from time to time.

                  "Pool C Borrower" means a collective reference to such Persons as may become Pool C Borrowers hereunder in accordance with the provisions of Section 2.3, and "Pool C Borrower" means any one of them.

                  "Pool C Collateral" means a collective reference to the Collateral pledged to the Administrative Agent, for the benefit of the Lenders, by the Pool C Borrowers pursuant to the Collateral Documents.

                  "Pool C Designated Borrower" means that certain Pool C Borrower designated by the other Pool C Borrowers to deliver Notices of Borrowing and/or Notices of Extension/Conversion on behalf of all Pool C Borrowers.

                  "Pool C Event of Default" shall have the meaning given to such term in Section 9.1(d).

                  "Pool C Loans" means the Revolving Loans (or a portion of any Revolving Loan bearing interest at the Adjusted Base Rate or the Adjusted Eurodollar Rate) made to the Pool C Borrowers, individually or collectively, as appropriate.

                  "Pool C Obligations" means, without duplication, (i) all of the obligations of the Pool C Borrowers to the Lenders and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes, the Collateral Documents or any of the other Credit Documents (including, but not limited, to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Pool C Borrower, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from any Pool C Borrower to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement.

                  "Pool C Properties" means a collective reference to those Real Properties owned by the Pool C Borrowers, and "Pool C Property" means any one of them.

                  "Pool C Security Agreement" means the security agreement to be executed by the Pool C Borrowers in favor of the Administrative Agent, as amended, modified, restated or supplemented from time to time.

                  "Prime Rate" means the per annum rate of interest established from time to time by Bank of America as its prime rate, which rate may not necessarily be the lowest rate of interest charged by Bank of America to its customers.

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Real Properties" means the collective reference to the Existing Properties and the New Properties, and "Real Property" means any one of them.

                  "Register" shall have the meaning given such term in Section 11.3(c).

                  "Regulation T, U, or X" means Regulation T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles) of any Materials of Environmental Concern.

                  "Reportable Event" means any of the events set forth in
         Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

                  "Required Lenders" means, at any time, Lenders holding in the aggregate more than 50% of (i) the Revolving Commitments (and Participation Interests therein) or (ii) if the Revolving Commitments have been terminated, the outstanding Loans and Participation Interests, provided that the Revolving Commitments of and the outstanding principal amount of Revolving Loans and Participation Interests owing to a Defaulting Lender shall be excluded for purposes hereof in making a determination of Required Lenders.

                  "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

                  "Restricted Payment" means (i) any dividend or other payment or distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Operative Party or any of its Subsidiaries, now or hereafter outstanding (including without limitation any payment in connection with any merger or consolidation involving any Operative Party or any of its Subsidiaries), or to the direct or indirect holders of any shares of any class of Capital Stock now or hereafter outstanding of any Operative Party or any of its Subsidiaries in their capacity as such holder (other than dividends or distributions payable in the same class of Capital Stock of the applicable Person or to any Operative Party (directly or indirectly through Subsidiaries), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Operative Party or any of its Subsidiaries, now or hereafter outstanding and
         (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any Operative Party or any of its Subsidiaries, now or hereafter outstanding.

                  "Revolving Commitment" means, with respect to each Lender, the commitment of such Lender in an aggregate principal amount at any time outstanding of up to such Lender's Revolving Commitment Percentage of the Revolving Committed Amount to make Revolving Loans in accordance with the provisions of Section 2.1(a).

                  "Revolving Commitment Percentage" means, for any Lender, the percentage identified as its Revolving Commitment Percentage on
         Schedule 2.1(a)(i), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

                  "Revolving Committed Amount" means Two Hundred Million Dollars ($200,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 3.4).

                  "Revolving Loans" shall have the meaning assigned to such term in Section 2.1(a).

                  "Revolving Note" or "Revolving Notes" means the promissory notes of the Borrowers in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

                  "Sale and Leaseback Transaction" means any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to any Operative Party or any of its Subsidiaries of any Property, whether owned by such Operative Party or any of its Subsidiaries as of the Closing Date or later acquired, which has been or is to be sold or transferred by such Operative Party or any of its Subsidiaries to such Person or to any other Person from whom funds have been, or are to be, advanced by such Person on the security of such Property.

                  "Security Agreements" means a collective reference to the Pool A Security Agreement, the Pool B Security Agreement and the Pool C Security Agreement.

                  "Senior Debt" shall have the meaning given such term in the definition of Senior Debt Rating.

                  "Senior Debt Rating" means (i) the publicly announced rating by S&P for the senior unsecured revolving bank debt of HCR and (ii) the publicly announced rating by Moody's for the senior unsecured revolving bank debt of HCR ("Senior Debt").

                  "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

                  "Solvent" or "Solvency" means, with respect to any Person as of a particular date, that on such date (i) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (iii) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (iv) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (v) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such
                                       25
         time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Stabilized Eligible Project" means an Eligible Project that
         (i) has been in operation for at least five full fiscal quarters following the date of the first resident occupancy of such Eligible Project and (ii) has a Debt Service Coverage Ratio of at least 1.15 to 1.0.

                  "Subsidiary" means, as to any Person at any time, (a) any corporation more than 50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at such time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at such time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries owns at such time more than 50% of the Capital Stock.

                  "Syndication Agent" shall have the meaning assigned to such term in the heading hereof, together with any successors and assigns.

                  "Synthetic Lease" means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease for purposes of GAAP.

                  "Taxes" shall have the meaning assigned to such term in
         Section 3.11.

                  "Treasury Rate" means, for any day, a rate of interest equal to the yield for actively traded U.S. Treasury securities having a ten
         (10) year maturity as determined by the Administrative Agent prior to 9:00 a.m. Charlotte, North Carolina time.

                  "Title Insurance Company" shall have the meaning given to such term in Section 5.1(e)(ii).

                  "Unused Fee" shall have the meaning assigned to such term in
         Section 3.5(b).

                  "Unused Fee Calculation Period" shall have the meaning assigned to such term in Section 3.5(b).

                  "Unused Revolving Committed Amount" means, for any period, the amount by which (a) the then applicable Revolving Committed Amount exceeds (b) the daily average sum for such period of the outstanding aggregate principal amount of all Revolving Loans.

                  "Upfront Fee" shall have the meaning assigned to such term in
         Section 3.5(a).

                  "Voting Stock" means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

                  "Wholly Owned Subsidiary" of any Person means any Subsidiary 100% of whose Voting Stock is at the time owned by such Person directly or indirectly through other Wholly Owned Subsidiaries.

         1.2      COMPUTATION OF TIME PERIODS.

         For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         1.3      ACCOUNTING TERMS.

         Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the financial statements as at December 31, 1998); provided, however, if (a) the Operative Parties shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Operative Parties to the Lenders as to which no such objection shall have been made.


                                    SECTION 2

                                CREDIT FACILITIES

         2.1      REVOLVING LOANS.

                  (a) Revolving Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrowers such Lender's Revolving Commitment Percentage of revolving credit loans requested by the Borrowers in Dollars ("Revolving Loans") from time to time from the Closing Date until the Maturity Date, or such earlier date as the Revolving Commitments shall have been terminated as provided herein; provided, however, that (i) with regard to the Lenders collectively, the sum of the aggregate principal amount of Revolving Loans outstanding shall not exceed the lesser of (x) the

         Revolving Committed Amount and (y) the Borrowing Base, (ii) with regard to each Lender individually, the amount of such Lender's Revolving Commitment Percentage of the sum of the Revolving Loans shall not exceed such Lender's Revolving Committed Amount, (iii) the sum of the aggregate principal amount of Revolving Loans outstanding with respect to any Eligible Project shall not exceed such Eligible Project's Eligible Project Loan Amount and (iv) a Revolving Loan borrowing shall only be made available once per calendar month; provided, however (A) the Borrowers may make additional Revolving Loan borrowings during a calendar month so long as the Loan proceeds received by the Borrowers from such Revolving Loan borrowings are used solely to make interest payments in accordance with the terms hereof and (B) the Pool B Borrowers may make two (2) additional Revolving Loan borrowings prior to October 31, 1999 in order to refinance the Pool B Properties identified on Schedule 2.1(a)(ii). Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrowers may request; provided, however, that no more than twelve Eurodollar Loans (other than Eurodollar Loans outstanding which have been used by the Borrowers solely to make interest payments required hereunder) shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period). Revolving Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof. Other than any Revolving Loans used to refinance an Eligible Project already open for business, no Revolving Loans shall be made available to any Borrower with respect to any Eligible Project which has been in operation for five full fiscal quarters following the date of the first resident occupancy of such Eligible Project.

                  (b)      Revolving Loan Borrowings.

                           (i) Notice of Borrowing. A Designated Borrower shall
                  request a Revolving Loan borrowing by written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the sixth Business Day prior to the date of the requested borrowing in the case of Base Rate Loans (other than the initial borrowing of Base Rate Loans on the Closing Date which will require notice to be delivered on the Closing Date), and on the eighth Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business
                  Day), (C) the aggregate principal amount to be borrowed, (D) a breakdown of (I) the amount of such Revolving Loan which each applicable Borrower is actually borrowing and (II) the Eligible Project for which each such portion of the Revolving Loan is being used, and (E) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. Each Notice of Borrowing shall also be accompanied by (x) copies of invoices substantiating the soft costs of the Borrowers and (y) a schedule designating which Eligible Projects and which expenditure categories with respect to such Eligible Projects such Revolving Loans will be used to pay by the applicable Borrowers; provided, however, subject to the terms of Section 8.15, a Revolving Loan advance may be used by an applicable Borrower to make payment on a specific expenditure category in an amount in excess of the amount designated for such expenditure category in the applicable Development Budget, so long as there has been a demonstrated cost savings in one or more specific expenditure categories in an amount equal to or greater than such excess payment. If a Designated Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Administrative Agent shall give notice to each affected Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

                           (ii) Minimum Amounts. Each Base Rate Loan shall be in
                  a minimum aggregate principal amount of $500,000 and integral multiples of $100,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less). Each Eurodollar Loan shall be in a minimum aggregate principal of $1,000,000 and integral multiples of $100,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

                           (iii) Advances. Each Lender will make its Revolving
                  Commitment Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of a Borrower as specified in Section 3.15(a), or in such other manner as the Administrative Agent may specify in writing, by 11:00 A.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Designated Borrowers by the Administrative Agent on the date specified in the applicable Notice of Borrowing by crediting the account of the Designated Borrowers on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

                           (iv) Development Fees. The Lenders will make Loan
                  advances to reimburse the appropriate Borrowers' development fees owing to HCR and/or Alterra with respect to the Eligible Projects; provided, however with respect to any development fees owing to HCR and/or Alterra on Eligible Projects which have not been fully constructed, Loan advances to reimburse such development fees will be made in the following manner:

                                (A) From and after such time as site zoning and
                           permitting and site acquisition have occurred with respect to an Eligible Project, the Borrower may use Loan proceeds in an amount up to 5% of the applicable projected all-in project costs as set forth in the applicable Development

                           Budget with respect to an Eligible Project to pay the development fee with respect to an Eligible Project; and

                                    (B) From and after such time as a
                           certificate of occupancy has been issued for an Eligible Project, the Borrower may use Loan proceeds to pay development fees with respect to such Eligible Project in an amount equal to the difference between
                           (I) 7% of the applicable projected all-in project costs as set forth in the applicable Development Budget with respect to an Eligible Project minus (II) the amount of Loan proceeds used to pay the development fees with respect to such Eligible Project pursuant to subsection (iv)(A) above.

                           Provided, however, it is understood and agreed that Loan advances used to pay development fees with respect to an Eligible Project shall not exceed 7% of the applicable projected all-in project costs on such Eligible Project.

                  (c) Repayment. The principal amount of all Revolving Loans shall be due and payable in full on the Maturity Date, unless accelerated sooner pursuant to Section 9.2.

                  (d)      Interest.  Subject to the provisions of Section 3.1,

                           (i) Base Rate Loans. During such periods as Revolving
                  Loans shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Adjusted Base Rate.

                           (ii) Eurodollar Loans. During such periods as
                  Revolving Loans shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Adjusted Eurodollar Rate.

         Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

                  (e) Revolving Notes. The Revolving Loans made by each Lender shall be evidenced by a duly executed promissory note of the Borrowers to such Lender in an original principal amount equal to such Lender's Revolving Commitment Percentage of the Revolving Committed Amount and in substantially the form of Exhibit 2.1(e).

         2.2      EXTENSION OF MATURITY DATE.

                  (a) First Extension. Not more than 15 months and not less than 90 days prior to the date occurring three years from the Closing Date, the Credit Parties may request in writing that the Lenders extend the Maturity Date for an additional one year period (the "First Extended Maturity Date"). The Maturity Date shall be extended for an additional one year period if (i) each of the Lenders has approved such extension in writing and (ii) the Borrowers shall have paid to each Lender an extension fee in an amount equal to 0.15% of the Revolving Commitment of each Lender.

                  (b) Second Extension. If the Maturity Date has been extended to the First Extended Maturity Date, not more than 12 months and not less than 90 days prior to the First Extended Maturity Date, the Credit Parties may request in writing that the Lenders extend the Maturity Date for a second one year period. The Maturity Date shall be extended for a second one year period (the "Second Extended Maturity Date") if (i) each of the Lenders has approved such extension in writing and (ii) the Borrowers shall have paid to each Lender an extension fee in an amount equal to 0.15% of the Revolving Commitment of each Lender.

         2.3      ADDITIONAL BORROWERS.

         The Parent may request designation of any Person (an "Applicant Borrower") as a Borrower hereunder by delivery of such a request to the Administrative Agent together with a Joinder Agreement executed by such Applicant Borrower in substantially the form attached as Exhibit 2.3(i). Such request shall include a designation of whether such Borrower will be a Pool A Borrower, a Pool B Borrower or a Pool C Borrower. The Administrative Agent will promptly notify the Lenders of any such request together with a copy of the Joinder Agreement executed by the Applicant Borrower. The joinder of each Applicant Borrower as a Borrower will be subject to (i) delivery of executed Revolving Notes and supporting resolutions, articles or certificates of incorporation or organization, as applicable, bylaws, operating agreement or partnership agreement, incumbency certificates, opinions of counsel and such other items as the Administrative Agent and the Required Lenders may reasonably request, (ii) pledge by such Applicant Borrower of all of its assets to the Administrative Agent, for the benefit of the Lenders, pursuant to a security agreement in substantially the form of the Security Agreements and otherwise in form and substance reasonably acceptable to the Administrative Agent, (iii) with respect to the joinder of a Borrower, delivery of stock certificates, if any, and pledge of 10% of the Capital Stock of such Borrower by the Parent pursuant to a pledge supplement in substantially the form of Exhibit 2.3(ii), (iv) acknowledgment and consent of each of the Guarantors to the joinder of such Applicant Borrower, together with the agreement of such Guarantors that such joinder does not operate to reduce or discharge the Guarantors' obligations under the Credit Documents, (v) delivery to the Administrative Agent of all items identified in Section 5.3 with respect to the Facility of such Applicant Borrower (in form, content and scope satisfactory to the Administrative Agent) and all other items necessary to qualify the Facility of such Borrower as an Eligible Project, (vi) delivery by an officer of the Parent, in its capacity as general partner of such Applicant Borrower, of an officer's certificate in substantially the form of the officer's certificate described in Section 5.1(n)(a) hereof and (vii) such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, searches of Uniform Commercial Code filings and appropriate UCC-1 financing statements, all in form, content and scope reasonably satisfactory to the Administrative Agent. Any such addition of an Applicant Borrower shall be effective upon receipt by the Administrative Agent of the items required by the terms of this Section 2.3 and the items with respect to the Facility of such Applicant Borrower required by Section 5.3. Such Applicant Borrower shall thereupon become a party hereto and a Borrower hereunder and shall be (i) entitled to all rights and benefits of a Borrower hereunder and under each instrument executed pursuant hereto and (ii) subject to all obligations of a Borrower hereunder and thereunder.

         2.4      JOINT AND SEVERAL LIABILITY AMONG POOL BORROWERS.

                  (a)      Pool A Borrowers.

                           (i) Each of the Pool A Borrowers is accepting joint
                  and several liability hereunder for the Pool A Obligations in consideration of the financial accommodation to be provided by the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pool A Borrowers and in consideration of the undertakings of each of the Pool A Borrowers to accept joint and several liability for the obligations of each of them.

                           (ii) Each of the Pool A Borrowers jointly and
                  severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pool A Borrowers with respect to the payment and performance of all of the Pool A Obligations arising under this Credit Agreement and the other Credit Documents, it being the intention of the parties hereto that all the Pool A Obligations shall be the joint and several obligations of each of the Pool A Borrowers without preferences or distinction among them.

                           (iii) If and to the extent that any of the Pool A
                  Borrowers shall fail to make any payment with respect to any of the Pool A Obligations hereunder as and when due or to perform any of such obligations in accordance with the terms thereof (including, without limitation, any applicable cure periods), then in each such event, the other Pool A Borrowers will make such payment with respect to, or perform, such obligation.

                           (iv) The obligations of each Pool A Borrower under
                  the provisions of this Section 2.4(a) constitute full recourse obligations of such Pool A Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or any other circumstances whatsoever.

                           (v) Except as otherwise expressly provided herein,
                  each Pool A Borrower hereby waives notice of acceptance of its joint and several liability, notice (except to the extent notice is expressly required to be given pursuant to the terms of this Credit Agreement) of occurrence of any Default or Event of Default, or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by the Lender under or in respect of any of the Pool A Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement. With respect to its obligations under this Section 2.4(a), each Pool A Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Pool A Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lenders at any time or times in respect of any default by any other Pool A Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by the Lenders in respect of any of the Pool A Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Pool A Obligations or the addition, substitution or release, in whole or in part, of any Pool A Borrower. Without limiting the generality of the foregoing, each Pool A Borrower assents to any other action or delay in acting or any failure to act on the part of the Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 2.4(a), afford grounds for terminating, discharging or relieving such Pool A Borrower, in whole or in part, from any of its obligations under this Section 2.4(a), it being the intention of each Pool A Borrower that, so long as any of the Pool A Obligations hereunder remain unsatisfied, the obligations of such Pool A Borrower under this Section 2.4(a) shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Pool A Borrower under this Section 2.4(a) shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any Pool A Borrower or any Lender. The joint and several liability of the Pool A Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Pool A Borrower or any Lender.

                           (vi) The provisions of this Section 2.4(a) are made
                  for the benefit of the Administrative Agent and the Lenders and their respective successors and assigns, and may be enforced by any such Person from time to time against any of the Pool A Borrowers as often as occasion therefor may arise and without requirement on the part of any Lender first to marshal any of its claims or to exercise any of its rights against any of the other Pool A Borrowers or to exhaust any remedies available to it against any of the other Pool A Borrowers or to resort to any other source or means of obtaining payment of any of the Pool A Obligations or to elect any other remedy. The provisions of this Section 2.4(a) shall remain in effect until all the Pool A Obligations hereunder shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Pool A Obligations, is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy or reorganization of any of the Pool A Borrowers, or otherwise, the provisions of this Section 2.4(a) will forthwith be reinstated and in effect as though such payment had not been made.

                           (vii) Notwithstanding any provision to the contrary
                  contained herein or in any other of the Credit Documents or Hedging Agreements of the Pool A Borrowers, the obligations of each Pool A Borrower hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under
                  Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

                           (viii) Notwithstanding anything to the contrary
                  contained in any Credit Document, each of the parties hereto agrees that the Pool A Borrowers shall not have any liability for the Pool B Obligations and Pool C Obligations.

                  (b)      Pool B Borrowers.

                           (i) Each of the Pool B Borrowers is accepting joint
                  and several liability hereunder for the Pool B Obligations in consideration of the financial accommodation to be provided by the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pool B Borrowers and in consideration of the undertakings of each of the Pool B Borrowers to accept joint and several liability for the obligations of each of them.

                           (ii) Each of the Pool B Borrowers jointly and
                  severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pool B Borrowers with respect to the payment and performance of all of the Pool B Obligations arising under this Credit Agreement and the other Credit Documents, it being the intention of the parties hereto that all the Pool B Obligations shall be the joint and several obligations of each of the Pool B Borrowers without preferences or distinction among them.

                           (iii) If and to the extent that any of the Pool B
                  Borrowers shall fail to make any payment with respect to any of the Pool B Obligations hereunder as and when due or to perform any of such obligations in accordance with the terms thereof (including, without limitation, any applicable cure periods), then in each such event, the other Pool B Borrowers will make such payment with respect to, or perform, such obligation.

                           (iv) The obligations of each Pool B Borrower under
                  the provisions of this Section 2.4(b) constitute full recourse obligations of such Pool B Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or any other circumstances whatsoever.

                           (v) Except as otherwise expressly provided herein,
                  each Pool B Borrower hereby waives notice of acceptance of its joint and several liability, notice (except to the extent notice is expressly required to be given pursuant to the terms of this Credit Agreement) of occurrence of any Default or Event of Default, or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by the Lender under or in respect of any of the Pool B Obligations hereunder, any requirement of diligence and, generally, all
                                       34
                  demands, notices and other formalities of every kind in connection with this Credit Agreement. Each Pool B Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Pool B Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lenders at any time or times in respect of any default by any other Pool B Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by the Lenders in respect of any of the Pool B Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Pool B Obligations or the addition, substitution or release, in whole or in part, of any Pool B Borrower. Without limiting the generality of the foregoing, each Pool B Borrower assents to any other action or delay in acting or any failure to act on the part of the Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 2.4(b), afford grounds for terminating, discharging or relieving such Pool B Borrower, in whole or in part, from any of its obligations under this Section 2.4(b), it being the intention of each Pool B Borrower that, so long as any of the Pool B Obligations hereunder remain unsatisfied, the obligations of such Pool B Borrower under this Section 2.4(b) shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Pool B Borrower under this Section 2.4(b) shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any Pool B Borrower or any Lender. The joint and several liability of the Pool B Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Pool B Borrower or any Lender.

                           (vi) The provisions of this Section 2.4(b) are made
                  for the benefit of the Administrative Agent and the Lenders and their respective successors and assigns, and may be enforced by any such Person from time to time against any of the Pool B Borrowers as often as occasion therefor may arise and without requirement on the part of any Lender first to marshal any of its claims or to exercise any of its rights against any of the other Pool B Borrowers or to exhaust any remedies available to it against any of the other Pool B Borrowers or to resort to any other source or means of obtaining payment of any of the Pool B Obligations or to elect any other remedy. The provisions of this Section 2.4(b) shall remain in effect until all the Pool B Obligations hereunder shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Pool B Obligations, is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy or reorganization of any of the Pool B Borrowers, or otherwise, the provisions of this Section 2.4(b) will forthwith be reinstated and in effect as though such payment had not been made.

                           (vii) Notwithstanding any provision to the contrary
                  contained herein or in any other of the Credit Documents or Hedging Agreements of the Pool B Borrowers, the obligations of each Pool B Borrower hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under
                  Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

                           (viii) Notwithstanding anything to the contrary
                  contained in any Credit Document, each of the parties hereto agrees that the Pool B Borrowers shall not have any liability for the Pool A Obligations and Pool C Obligations.

                  (c)      Pool C Borrowers.

                           (i) Each of the Pool C Borrowers is accepting joint
                  and several liability hereunder for the Pool C Obligations in consideration of the financial accommodation to be provided by the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pool C Borrowers and in consideration of the undertakings of each of the Pool C Borrowers to accept joint and several liability for the obligations of each of them.

                           (ii) Each of the Pool C Borrowers jointly and
                  severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pool C Borrowers with respect to the payment and performance of all of the Pool C Obligations arising under this Credit Agreement and the other Credit Documents, it being the intention of the parties hereto that all the Pool C Obligations shall be the joint and several obligations of each of the Pool C Borrowers without preferences or distinction among them.

                           (iii) If and to the extent that any of the Pool C
                  Borrowers shall fail to make any payment with respect to any of the Pool C Obligations hereunder as and when due or to perform any of such obligations in accordance with the terms thereof (including, without limitation, any applicable cure periods), then in each such event, the other Pool C Borrowers will make such payment with respect to, or perform, such obligation.

                           (iv) The obligations of each Borrower under the
                  provisions of this Section 2.4(c) constitute full recourse obligations of such Pool C Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or any other circumstances whatsoever.

                           (v) Except as otherwise expressly provided herein,
                  each Pool C Borrower hereby waives notice of acceptance of its joint and several liability, notice (except to the extent notice is expressly required to be given pursuant to the terms of this Credit Agreement) of occurrence of any Default or Event of Default, or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by the Lender under or in respect of any of the Pool C Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement. Each Pool C Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Pool C Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lenders at any time or times in respect of any default by any other Pool C Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by the Lenders in respect of any of the Pool C Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Pool C Obligations or the addition, substitution or release, in whole or in part, of any Pool C Borrower. Without limiting the generality of the foregoing, each Pool C Borrower assents to any other action or delay in acting or any failure to act on the part of the Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 2.4(c), afford grounds for terminating, discharging or relieving such Pool C Borrower, in whole or in part, from any of its obligations under this Section 2.4(c), it being the intention of each Pool C Borrower that, so long as any of the Pool C Obligations hereunder remain unsatisfied, the obligations of such Pool C Borrower under this Section 2.4(c) shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Pool C Borrower under this Section 2.4(c) shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any reconstruction or similar proceeding with respect to any Pool C Borrower or any Lender. The joint and several liability of the Pool C Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Pool C Borrower or any Lender.

                           (vi) The provisions of this Section 2.4(c) are made
                  for the benefit of the Administrative Agent and the Lenders and their respective successors and assigns, and may be enforced by any such Person from time to time against any of the Pool C Borrowers as often as occasion therefor may arise and without requirement on the part of any Lender first to marshal any of its claims or to exercise any of its rights against any of the other Pool C Borrowers or to exhaust any remedies available to it against any of the other Pool C Borrowers or to resort to any other source or means of obtaining payment of any of the Pool C

                  Obligations or to elect any other remedy. The provisions of this Section 2.4(c) shall remain in effect until all the Pool C Obligations hereunder shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Pool C Obligations, is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy or reorganization of any of the Pool C Borrowers, or otherwise, the provisions of this Section 2.4(c) will forthwith be reinstated and in effect as though such payment had not been made.

                           (vii) Notwithstanding any provision to the contrary
                  contained herein or in any other of the Credit Documents or Hedging Agreements of the Pool C Borrowers, the obligations of each Pool C Borrower hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under
                  Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

                           (viii) Notwithstanding anything to the contrary
                  contained in any Credit Document, each of the parties hereto agrees that the Pool C Borrowers shall not have any liability for the Pool A Obligations and Pool B Obligations.

         2.5      REMOVAL OF A BORROWER.

         If (a) a Borrower sells or refinances an Eligible Project in accordance with the terms of Section 8.5 and such Borrower no longer owns any other Eligible Projects or (b) the Capital Stock of a Borrower is sold by the Parent and the other shareholders thereof in accordance with Section 8.5, such Borrower may request to cease to be a Borrower by delivering to the Administrative Agent a written notice to such effect. Such Borrower shall cease to be a Borrower hereunder on the later to occur of (i) the date the Administrative Agent receives such request and (ii) the date such Borrower has paid all of its Revolving Loans and all accrued and unpaid interest, fees and other obligations hereunder or in connection herewith. Upon the occurrence of the events referenced in the preceding sentence, the Administrative Agent shall deliver to the applicable Borrower (and the Lenders hereby authorize the Administrative Agent to) upon such Borrower's request and at such Borrower's expense, such documentation as is reasonably necessary to evidence the release of the Administrative Agent's security interest in such Borrower's assets.

         2.6      APPOINTMENT OF DESIGNATED BORROWER AS AGENT FOR BORROWERS.

                  (a) Pool A Appointment. Each of the Pool A Borrowers hereby appoints the Pool A Designated Borrower to act as its exclusive agent for all matters related to the borrowing of Revolving Loans as described in Section 2 hereof). Each of the Pool A Borrowers acknowledges and agrees that (a) the Pool A Designated Borrower may execute a Notice of Borrowing and/or a Notice of Extension/Conversion on behalf of any or all of the Pool A Borrowers, and each such Pool A Borrower shall be bound by and obligated by all of the terms of such Notice of Borrowing and/or

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

         Notice of Extension/Conversion executed by the Pool A Designated Borrower on its behalf and (b) the Administrative Agent and each of the Lenders shall accept (and shall be permitted to rely on) any Notice of Borrowing and/or Notice of Extension/Conversion executed by the Pool A Designated Borrower on behalf of the Pool A Borrowers (or any of them).

                  (b) Pool B Appointment. Each of the Pool B Borrowers hereby appoints the Pool B Designated Borrower to act as its exclusive agent for all matters related to the borrowing of Revolving Loans as described in Section 2 hereof). Each of the Pool B Borrowers acknowledges and agrees that (a) the Pool B Designated Borrower may execute a Notice of Borrowing and/or a Notice of Extension/Conversion on behalf of any or all of the Pool B Borrowers, and each such Pool B Borrower shall be bound by and obligated by all of the terms of such Notice of Borrowing and/or Notice of Extension/Conversion executed by the Pool B Designated Borrower on its behalf and (b) the Administrative Agent and each of the Lenders shall accept (and shall be permitted to rely on) any Notice of Borrowing and/or Notice of Extension/Conversion executed by the Pool B Designated Borrower on behalf of the Pool B Borrowers (or any of them).

                  (c) Pool C Appointment. Each of the Pool C Borrowers hereby appoints the Pool C Designated Borrower to act as its exclusive agent for all matters related to the borrowing of Revolving Loans as described in Section 2 hereof). Each of the Pool C Borrowers acknowledges and agrees that (a) the Pool C Designated Borrower may execute a Notice of Borrowing and/or Notice of Extension/Conversion on behalf of any or all of the Pool C Borrowers, and each such Pool C Borrower shall be bound by and obligated by all of the terms of such Notice of Borrowing and/or Notice of Extension/Conversion executed by the Pool C Designated Borrower on its behalf and (b) the Administrative Agent and each of the Lenders shall accept (and shall be permitted to rely on) any Notice of Borrowing and/or Notice of Extension/Conversion executed by the Pool C Designated Borrower on behalf of the Pool C Borrowers (or any of them).


                                    SECTION 3

                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES

         3.1      DEFAULT RATE.

         Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Adjusted Base Rate plus 2%).

         3.2      EXTENSION AND CONVERSION.

         The Designated Borrowers shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that
(i) except as provided in Section 3.8, Eurodollar Loans may be converted into Base Rate Loans or extended as Eurodollar Loans for new Interest Periods only on the last day of the Interest Period applicable thereto, (ii) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if the conditions precedent set forth in Section 5.2 are satisfied on the date of extension or conversion, (iii) Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and shall be in such minimum amounts as provided in Section 2.1(b)(ii), (iv) no more than twelve Eurodollar Loans (other than Eurodollar Loans outstanding which were used by the Borrowers solely to make interest payments in accordance with the terms hereof) shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period) and (v) any request for extension or conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such extension or conversion shall be effected by a Designated Borrower by giving a Notice of Extension/Conversion (or telephonic notice promptly confirmed in writing) to the office of the Administrative Agent specified in specified in
Schedule 2.1(a)(i), or at such other office as the Administrative Agent may designate in writing, prior to 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of, in the case of the conversion of a Eurodollar Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the extension of a Eurodollar Loan as, or conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall be irrevocable and shall constitute a representation and warranty by the applicable Borrowers of the matters specified in subsections (b), (c), (d), (e), (f) and (g) of Section 5.2(i), (ii) or (iii), as applicable. In the event a Designated Borrower fails to request extension or conversion of any Eurodollar Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such Eurodollar Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

         3.3      PREPAYMENTS.

                  (a) Voluntary Prepayments. The Borrowers shall have the right to prepay Loans in whole or in part from time to time; provided, however, that each partial prepayment of Loans shall be in a minimum principal amount of $1,000,000 and integral multiples of $100,000. Subject to the foregoing terms, amounts prepaid under this Section 3.3(a) shall be applied as the Borrowers may elect; provided that if the Borrowers fail to specify a voluntary prepayment then such prepayment shall be applied to Revolving Loans, in each case first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this Section 3.3(a) shall be subject to Section 3.12, but otherwise without premium or penalty.

                  (b)      Mandatory Prepayments.

                           (i) Revolving Committed Amount. If at any time, the
                  sum of the aggregate principal amount of Revolving Loans outstanding shall exceed the lesser of (x) the Revolving Committed Amount and (y) the Borrowing Base, the Borrowers shall immediately make payment on the Loans in an amount sufficient to eliminate the deficiency.

                           (ii) Disposition or Refinancing of Eligible
                  Project/Disposition of Capital Stock.

                           (A) Immediately upon the disposition or refinancing
                  of a Facility, such Borrower shall prepay the Revolving Loans in an aggregate amount equal to the amount of the Revolving Loans of such Borrower borrowed hereunder with respect to such Facility (such prepayment to be applied as set forth in clause
                  (iii) below).

                           (B) Immediately upon the disposition of the Capital
                  Stock of a Borrower in accordance with Section 8.5, such Borrower shall prepay the Revolving Loans in an aggregate amount equal to the amount of the Revolving Loans of such Borrower borrowed hereunder (such prepayment to be applied as set forth in clause (iii) below).

                           (C) If a Facility which has been constructed by a
                  Borrower using proceeds of the Revolving Loans is not fully constructed and open for business within fifteen months of the commencement of construction of such Facility, such Borrower shall immediately prepay the Revolving Loans in an aggregate amount equal to the amount of Revolving Loans borrowed hereunder with respect to such Facility (such prepayment to be applied as set forth in clause (iii) below.

                           (iii) Application of Mandatory Prepayments. All
                  amounts required to be paid pursuant to Section 3.3(b)(i) and
                  (ii) shall be applied to Revolving Loans. Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this Section 3.3(b) shall be subject to Section 3.12.

         3.4      TERMINATION AND REDUCTION OF REVOLVING COMMITTED AMOUNT.

                  Revolving Commitment. The Borrowers may from time to time permanently reduce or terminate the Revolving Committed Amount in whole or in part (in minimum aggregate amounts of $5,000,000 or in integral multiples of $5,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable Revolving Committed Amount)) upon five Business Days' prior written notice to the Administrative Agent; provided, that, no such termination or reduction shall be made which would cause the sum of the aggregate outstanding principal amount of the Revolving Loans to exceed the Revolving Committed Amount, unless, concurrently with such termination or reduction, the
                                       41

         Loans are repaid to the extent necessary to eliminate such excess. The Administrative Agent shall promptly notify each affected Lender of receipt by the Administrative Agent of any notice from the Borrowers pursuant to this Section 3.4.

         3.5      FEES.

                  (a) Upfront Fees. The Borrowers agree to pay to the Administrative Agent for the benefit of the Lenders in immediately available funds on or before the Closing Date an upfront fee (the "Upfront Fee") in the amount provided in the Administrative Agent's Fee Letter.

                  (b) Unused Fee. In consideration of the Revolving Commitments of the Lenders hereunder, the Borrowers agree to pay to the Administrative Agent for the account of each Lender a fee (the "Unused Fee") on the Unused Revolving Committed Amount computed at a per annum rate for each day during the applicable Unused Fee Calculation Period (hereinafter defined) equal to the Applicable Percentage for Unused Fee in effect from time to time. The Unused Fee shall commence to accrue on the Closing Date and shall be due and payable in arrears on the last business day of each March, June, September and December (and any date that the Revolving Committed Amount is reduced as provided in Section
         3.4 and the Maturity Date) for the immediately preceding quarter (or portion thereof) (each such quarter or portion thereof for which the Unused Fee is payable hereunder being herein referred to as an "Unused Fee Calculation Period"), beginning with the first of such dates to occur after the Closing Date.

                  (c) Administrative Fees. The Borrowers agree to pay to the Administrative Agent, for its own account and Banc of America Securities LLC, as applicable, the fees referred to in the Administrative Agent's Fee Letter (collectively, the "Administrative Agent's Fees").

         3.6      CAPITAL ADEQUACY.

         If any Lender has determined, after the date hereof, that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender to the Borrowers (which notice shall set forth such change regarding capital adequacy and the calculation of such reduced rate of return as a result thereof), the Borrowers shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction; provided, however, that no such amounts shall be payable with respect to a reduction in rate of return incurred more than 180 days before such Lender demands compensation under this Section 3.6. Each

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
determination by any such Lender of amounts owing under this Section shall, absent manifest or demonstrable error, be conclusive and binding on the parties hereto. The Lenders agree that in the exercise of rights under this Section 3.6, they will accord the Borrowers the treatment generally accorded by the Lenders to similarly situated borrowers.

         3.7      LIMITATION ON EURODOLLAR LOANS.

         If on or prior to the first day of any Interest Period for any Eurodollar Loan:

                  (a) the Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

                  (b) the Required Lenders determine (which determination shall be conclusive) and notify the Administrative Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give the Borrowers prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, continue Eurodollar Loans, or to convert Base Rate Loans into Eurodollar Loans and the Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Eurodollar Loans or convert such Eurodollar Loans into Base Rate Loans in accordance with the terms of this Credit Agreement.

         3.8      ILLEGALITY.

         Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrowers and the Administrative Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert a Base Rate Loan to Eurodollar Loans, shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and (c) on receipt of such notice by the Administrative Agent and the Borrowers, such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrowers shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.12.

         3.9      REQUIREMENTS OF LAW.

         If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

                        (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Notes, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Credit Agreement or its Notes in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                       (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Eurodollar Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

                      (iii) shall impose on such Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting this Credit Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Credit Agreement or its Notes with respect to any Eurodollar Loans, then the Borrowers shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrowers under this Section 3.9, the Borrowers may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue Eurodollar Loans, or to convert Base Rate Loans into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.10 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. Each Lender shall promptly notify the Borrowers and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 3.9 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this
Section 3.9 shall furnish to the Borrowers and the Administrative Agent a statement setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest or demonstrable error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. No Lender shall be entitled to receive any compensation for such amounts incurred more than 180 days prior to the delivery of such statement. If any Credit Party is required to pay compensation to any Lender pursuant to this Section 3.9, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional compensation which may thereafter accrue if such change in the judgment of the Lender, is not otherwise disadvantageous to such Lender. The Lenders agree that in the exercise of rights under this
Section 3.9, they will accord the Borrowers the treatment generally accorded by the Lenders to similarly situated borrowers.

         3.10     TREATMENT OF AFFECTED LOANS.

         If the obligation of any Lender to make any Eurodollar Loan or to continue, or to convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 3.8 or 3.9 hereof, such Lender's Eurodollar Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurodollar Loans (or, in the case of a conversion required by Section 3.8 hereof, on such earlier date as such Lender may specify to the Borrowers with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to such conversion no longer exist:

                  (a) to the extent that such Lender's Eurodollar Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or continued by such Lender as Eurodollar Loans shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrowers (with a copy to the Administrative Agent) that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to the conversion of such Lender's Eurodollar Loans pursuant to this
Section 3.10 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.

         3.11     TAXES.

                  (a) Any and all payments by any Credit Party to or for the account of any Lender or the Administrative Agent hereunder or under any other Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If any Credit Party shall be required by law to deduct any Taxes from or in respect of any sum payable under this Credit Agreement or any other Credit Document to any Lender or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.11) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Credit Party shall make such deductions, (iii) such Credit Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) such Credit Party shall furnish to the Administrative Agent, at its address referred to in Section 11.1, the original or a certified copy of a receipt evidencing payment thereof.

                  (b) In addition, the Borrowers agree to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Credit Agreement or any other Credit Document or from the execution or delivery of, or otherwise with respect to, this Credit Agreement or any other Credit Document (hereinafter referred to as "Other Taxes").

                  (c) The Borrowers agree to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.11) paid by such Lender or the Administrative Agent (as the case may
         be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

                  (d) Each Lender that is not a United States person under
         Section 7701(a)(30) of the Code, on or prior to the date of its execution and delivery of this Credit Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrowers or the Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrowers and the Administrative Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Credit Agreement is effectively connected with the conduct of a trade or business in the United States,
         (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Credit Agreement or any of the other Credit Documents.

                  (e) For any period with respect to which a Lender has failed to provide the Borrowers and the Administrative Agent with the appropriate form pursuant to Section 3.11(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 3.11(a) or 3.11(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (f) If any Credit Party is required to pay additional amounts to or for the account of any Lender pursuant to this Section 3.11, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

                  (g) Within thirty (30) days after the date of any payment of Taxes, the applicable Credit Party shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing such payment.

                  (h) Without prejudice to the survival of any other agreement of the Credit Parties hereunder, the agreements and obligations of the Credit Parties contained in this Section 3.11 shall survive the repayment of the Loans and other obligations under the Credit Documents and the termination of the Commitments hereunder.

         3.12     COMPENSATION.

         Upon the request of any Lender, the Borrowers shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense incurred by it as a result of:

                  (a) any payment, prepayment, or conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9.2) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Borrowers for any reason (including, without limitation, the failure of any condition precedent specified in
         Section 5 to be satisfied) to borrow, convert, continue, or prepay a Eurodollar Loan on the date for such borrowing, conversion, continuation, or prepayment specified in the relevant notice of borrowing, prepayment, continuation, or conversion under this Credit Agreement.

With respect to Eurodollar Loans, such indemnification may include an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) over (b) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The covenants of the Borrowers set forth in this Section 3.12 shall survive the repayment of the Loans and other obligations under the Credit Documents and the termination of the Commitments hereunder.

         3.13     PRO RATA TREATMENT.

         Except to the extent otherwise provided herein:

                  (a) Loans. Each Loan, each payment or (subject to the terms of Section 3.3) prepayment of principal of any Loan, each payment of interest on the Loans, each payment of Unused Fees, each reduction in Commitments and each conversion or extension of any Loan, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Revolving Loans and Participation Interests.

                  (b) Advances. No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder. Unless the Administrative Agent shall have been notified in writing by any Lender prior to the date of any requested borrowing that such Lender does not intend to make available to the Administrative Agent its ratable share of such borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the date of such borrowing, and the Administrative Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrowers, and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrowers, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrowers to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrowers at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Rate.

         3.14     SHARING OF PAYMENTS.

         The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a Participation Interest in such Loans and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a Participation Interest theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrowers agree that any Lender so purchasing such a Participation Interest may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such Participation Interest as fully as if such Lender were a holder of such Loan or other obligation in the amount of such Participation Interest. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Administrative Agent shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender or the Administrative Agent to the Administrative Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.14 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.14 to share in the benefits of any recovery on such secured claim.

         3.15     PAYMENTS, COMPUTATIONS, ETC.

                  (a) Except as otherwise specifically provided herein, all payments hereunder shall be made to the Administrative Agent in dollars in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, at the Administrative Agent's office specified in Schedule 2.1(a)(i) not later than 1:00 P.M. (Charlotte, North Carolina time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Administrative Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of any of the Borrowers or any other Operative Party maintained with the Administrative Agent (with notice to the Borrowers or such other Operative Party). The Borrowers (or any one of them) shall, at the time it makes any payment under this Credit Agreement, specify to the Administrative Agent the Loans, Fees, interest or other amounts payable by the Borrowers hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall distribute such payment to the Lenders in such manner as the Administrative Agent may determine to be appropriate in respect of obligations owing by the Borrowers hereunder, subject to the terms of
         Section 3.13(a)). The Administrative Agent will distribute such payments to such Lenders, if any such payment is received prior to 1:00 P.M. (Charlotte, North Carolina time) on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Administrative Agent will distribute such payment to such Lenders on the next succeeding Business Day. If the Administrative Agent fails to distribute such payment on the next succeeding Business Day, then the amount of such payment shall bear interest payable to the Lenders at a rate equal to the Federal Funds Rate. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Unless the Administrative Agent receives notice from a Borrower prior to the date on which any payment is due to the Lenders that such Borrower will not make such payment in full as and when required, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such date an amount equal to the amount then due such Lender. If and to the extent such Borrower has not made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such lender until the date repaid. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which (unless the Base Rate is determined by reference to the Federal Funds Rate) shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

                  (b)      Allocation of Payments After Event of Default.

                           (i) Fees and Expenses. Notwithstanding any other
                  provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

                           FIRST, to the payment of all reasonable out-of-pocket
                  costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent then due and owing in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Administrative Agent with respect to the Collateral under or pursuant to the terms of the Collateral Documents;

                           SECOND, to payment of any fees then due and owing to
                  the Administrative Agent;

                           THIRD, to the payment of all reasonable out-of-pocket
                  costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders then due and owing in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

                  In carrying out the foregoing, (A) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (B) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans held by such Lender bears to the aggregate then outstanding Loans) of amounts available to be applied pursuant to clause "THIRD" above.

                           (ii) Pool A Obligations. Notwithstanding any other
                  provisions of this Credit Agreement to the contrary, after (A) the occurrence and during the continuance of an Event of Default and (B) all fees, costs and expenses identified in
                  Section 3.15(b)(i) have been paid in full, all amounts collected or received by the Administrative Agent or any Lender on account of the Pool A Obligations or any other amounts owing from a Pool A Borrower outstanding under any of the Credit Documents or in respect of the Pool A Collateral shall be paid over or delivered as follows:

                           FIRST,  to the payment of all of the Pool A
                  Obligations consisting of accrued fees and interest;

                           SECOND, to the payment of the outstanding principal
                  amount of the Pool A Obligations;

                           THIRD , to all other Pool A Obligations and other
                  obligations of the Pool A Borrowers which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "THIRD" above; and

                           FOURTH, to the payment of the surplus, if any, to
                  whoever may be lawfully entitled to receive such surplus.

                  In carrying out the foregoing, (x) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (y) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Pool A Loans held by such Lender bears to the aggregate then outstanding Pool A Loans) of amounts available to be applied pursuant to clauses "FIRST", "SECOND" and "THIRD" above.

                           (iii) Pool B Obligations. Notwithstanding any other
                  provisions of this Credit Agreement to the contrary, after (A) the occurrence and during the continuance of an Event of Default and (B) all fees, costs and expenses in Section 3.15(b)(i) have been paid in full, all amounts collected or received by the Administrative Agent or any Lender on account of the Pool B Obligations or any other amounts owing from a Pool B Borrower outstanding under any of the Credit Documents or in respect of the Pool B Collateral shall be paid over or delivered as follows:

                           FIRST,  to the payment of all of the Pool B
                  Obligations consisting of accrued fees and interest;

                           SECOND, to the payment of the outstanding principal
                  amount of the Pool B Obligations;

                           THIRD, to all other Pool B Obligations and other
                  obligations of the Pool B Borrowers which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "THIRD" above; and

                           FOURTH, to the payment of the surplus, if any, to
                  whoever may be lawfully entitled to receive such surplus.

                  In carrying out the foregoing, (x) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (y) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Pool B Loans held by such Lender bears to the aggregate then outstanding Pool B Loans) of amounts available to be applied pursuant to clauses "FIRST", "SECOND" and "THIRD" above.

                           (iv) Pool C Obligations. Notwithstanding any other
                  provisions of this Credit Agreement to the contrary, after (A) the occurrence and during the continuance of an Event of Default and (B) all fees, costs and expenses in Section 3.15(b)(i) have been paid in full, all amounts collected or received by the Administrative Agent or any Lender on account of the Pool C Obligations or any other amounts owing from a Pool C Borrower outstanding under any of the Credit Documents or in respect of the Pool C Collateral shall be paid over or delivered as follows:

                           FIRST,  to the payment of all of the Pool C
                  Obligations consisting of accrued fees and interest;

                           SECOND, to the payment of the outstanding principal
                  amount of the Pool C Obligations;

                           THIRD, to all other Pool C Obligations and other
                  obligations of the Pool C Borrowers which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "THIRD" above; and

                           FOURTH, to the payment of the surplus, if any, to
                  whoever may be lawfully entitled to receive such surplus.

                  In carrying out the foregoing, (A) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (B) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Pool C Loans held by such Lender bears to the aggregate then outstanding Pool C Loans) of amounts available to be applied pursuant to clauses "FIRST", "SECOND" and "THIRD" above.

                           (v) HCR/Alterra/Parent. Notwithstanding the foregoing
                  provisions of this Section 3.15(b) to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender directly from the Parent, HCR or Alterra on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents (including, without limitation, any amounts collected on account of (i) the Collateral provided by HCR, Alterra and the Parent (specifically including the equity in the Pool A Borrowers, the Pool B Borrowers and the Pool C Borrowers pledged by the Parent to the Administrative Agent, for the benefit of the Lenders) or (ii) any set off by any Lender of deposits held by such Lender by such Lenders for HCR, Alterra or the Parent shall be paid over or delivered to satisfy the Credit Party Obligations and shall be paid over or delivered as follows:

                           FIRST, to the payment of the fees, costs and expenses
                  identified in Section 3.15(b)(i) in the numerical order provided therein until exhausted prior to application to the next succeeding category; and

                           SECOND, following the payment of all fees, costs and
                  expenses identified in Section 3.15(b)(i), to the payment of those obligations then due and owing identified in Sections 3.15(b)(ii), 3.15(b)(iii) and 3.15(b)(iv) in the numerical order provided in such Sections; provided, however, the Administrative Agent shall determine in its sole discretion how collections will be allocated between obligations identified in Sections 3.15(b)(ii), Section 3.15(b)(iii) and
                  Section 3.15(b)(iv).

         3.16     EVIDENCE OF DEBT.

                  (a) Each Lender shall maintain an account or accounts evidencing each Loan made by such Lender to any Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

                  (b) The Administrative Agent shall maintain the Register pursuant to Section 11.3(c), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from or for the account of any Credit Party and each Lender's share thereof. The Administrative Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

                  (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 3.16 (and, if consistent with the entries of the Administrative Agent, subsection (a) shall be prima facie evidence of the existence and amounts of the obligations of the Credit Parties therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Credit Parties to repay the Credit Party Obligations owing to such Lender.

         3.17     SUBSTITUTION OF LENDERS.

         Upon the receipt by the Borrowers from any Lender (an "Affected Lender") of a claim for compensation under Section 3.9 or Section 3.11, or in the event any Lender whose obligations to make Eurodollar Loans have been suspended under Section 3.8, the Borrowers may: (i) request the Affected Lender to use its reasonable efforts to obtain a replacement bank or financial institution satisfactory to the Borrowers to acquire and assume all or a ratable part of all of such Affected Lender's Revolving Loans and Revolving Commitment (a "Replacement Lender"); (ii) request one more of the other Lenders to acquire and assume all or part of such Affected Lender's Revolving Loans and Revolving Commitment; or (iii) designate an Eligible Assignee that is willing to become the assignee of the Revolving Loans, the Revolving Commitment and other obligations of such Lender under the Credit Agreement. Any such designation of a Replacement Lender under clause (i) or (iii) shall be subject to the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld).


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

                                    SECTION 4

                                    GUARANTY

         4.1      THE PARENT GUARANTY.

         The Parent hereby guarantees to each Lender, each Affiliate of a Lender that enters into a Hedging Agreement with any Operative Party, and the Administrative Agent as hereinafter provided, as primary obligor and not as surety, (a) the prompt payment of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof and (b) the timely performance of all other obligations of the Borrowers under the Credit Documents, including, without limitation, that the Eligible Projects will be constructed in accordance with this Credit Agreement and applicable law. The Parent hereby further agrees that if any of the Credit Party Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Parent will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Credit Party Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal. The Parent further agrees to (x) assume all responsibility for the completion of the Eligible Projects and, at the Parent's own cost and expense, to cause the Eligible Projects to be fully completed in accordance with the plans and specifications provided to the Administrative Agent in accordance with the terms hereof and in accordance with this Credit Agreement, (y) pay all bills in connection with the construction of the Eligible Projects and (z) indemnify and hold the Lenders harmless from any and all loss, cost, liability or expense the Lenders may suffer by reason of any such event (except if such event is due to the gross negligence or willful misconduct of the Administrative Agent or the Lenders).

         Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Hedging Agreements of any Operative Party, the obligations of the Parent hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

         4.2      OBLIGATIONS UNCONDITIONAL.

         The obligations of the Parent under Section 4.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or Hedging Agreements of any Operative Party, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Credit Party Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this
Section 4.2 that the obligations of the Parent hereunder shall be absolute and unconditional under any and all circumstances. The Parent agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against a Borrower or any other Guarantor for amounts paid under this Section 4 until such time as the Lenders (and any Affiliates of Lenders entering into Hedging Agreements with any Operative Party) have been paid in full (other than contingent indemnification obligations which survive), all Commitments under this Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents or Hedging Agreements with any Operative Party. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of the Parent hereunder which shall remain absolute and unconditional as described above:

                  (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Credit Party Obligations shall be extended, or such performance or compliance shall be waived;

                  (b) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Hedging Agreement with any Operative Party or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements shall be done or omitted;

                  (c) the maturity of any of the Credit Party Obligations shall be accelerated, or any of the Credit Party Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Hedging Agreement with any Operative Party or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements shall be waived or any other guarantee of any of the Credit Party Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

                  (d) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Credit Party Obligations shall fail to attach or be perfected; or

                  (e) any of the Credit Party Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, the Parent hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Hedging Agreement with any Operative Party or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements, or against any other Person under any other guarantee of, or security for, any of the Credit Party Obligations.

         4.3      REINSTATEMENT.

         The obligations of the Parent under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Credit Party Obligations is rescinded or must be otherwise restored by any holder of any of the Credit Party Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Parent agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         4.4      CERTAIN ADDITIONAL WAIVERS.

         The Parent agrees that it shall have no right of recourse to security for the Credit Party Obligations, except through the exercise of rights of subrogation in accordance with Section 4.2.

         4.5      REMEDIES.

         The Parent agrees that, to the fullest extent permitted by law, the Credit Party Obligations may be declared to be forthwith due and payable as provided in Section 9.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.2) for purposes of
Section 4.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Credit Party Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Credit Party Obligations being deemed to have become automatically due and payable), the Credit Party Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Parent for purposes of Section 4.1. The Parent acknowledges and agrees that its obligations hereunder are secured in accordance with the terms of the Pledge Agreement and the other Collateral Documents and that the Administrative Agent and Lenders may exercise their remedies thereunder in accordance with the terms thereof.

         4.6      GUARANTEE OF PAYMENT; CONTINUING GUARANTEE.

         The guarantee of the Parent in this Section 4 is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Credit Party Obligations whenever arising.

                                    SECTION 5

                                   CONDITIONS

         5.1      CLOSING CONDITIONS.

         The obligation of the Lenders to enter into this Credit Agreement and to make the initial Loans shall be subject to satisfaction of the following conditions (in form and substance acceptable to the Lenders):

                  (a) Executed Credit Documents. Receipt by the Administrative Agent of duly executed copies of: (i) this Credit Agreement, (ii) the Notes, (iii) the Guaranty Agreements; (iv) the Collateral Documents and
         (v) all other Credit Documents, each in form and substance acceptable to the Administrative Agent in its sole discretion.

                  (b) Corporate Documents. Receipt by the Administrative Agent of the following:

                           (i) Charter Documents. Copies of the articles or
                  certificates of incorporation or organization, as applicable, or other charter documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization or operating agreement and certified by a secretary, assistant secretary or manager of such Credit Party to be true and correct as of the Closing Date.

                           (ii) Bylaws/Operating Agreement. A copy of the bylaws
                  or operating agreement of each Credit Party certified by a secretary, assistant secretary or manager of such Credit Party to be true and correct as of the Closing Date.

                           (iii) Resolutions. Copies of resolutions of each
                  Credit Party approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary, assistant secretary or manager of such Credit Party to be true and correct and in force and effect as of the Closing Date.

                           (iv) Good Standing. Copies of certificates of good
                  standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation or organization and each other jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect.

                           (v) Incumbency. An incumbency certificate of each
                  Credit Party certified by a secretary, assistant secretary or manager to be true and correct as of the Closing Date.

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                  (c) Opinions of Counsel. The Administrative Agent shall have received legal opinions of counsel (which shall cover, among other things, authority, legality, validity, binding effect and enforceability) in form and substance reasonably satisfactory to the Administrative Agent dated as of the Closing Date from counsel to the Credit Parties.

                  (d) Personal Property Collateral. The Administrative Agent shall have received:

                           (i) searches of Uniform Commercial Code filings in
                  the jurisdiction of the chief executive office of each Borrower and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

                           (ii) duly executed UCC financing statements for each
                  appropriate jurisdiction as is necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest, for the benefit of the Lenders, in the Collateral;

                           (iii) all stock certificates, if any, evidencing the
                  Capital Stock pledged to the Administrative Agent, for the benefit of the Lenders, pursuant to the Pledge Agreement, together with duly executed in blank, undated stock powers attached thereto;

                           (iv) all instruments and chattel paper in the
                  possession of any of the Borrowers, together with allonges or assignments as may be necessary or appropriate to perfect the Administrative Agent's security interest, for the benefit of the Lenders, in the Collateral; and

                           (v) duly executed consents as are necessary, in the
                  Administrative Agent's reasonable discretion, to perfect the Administrative Agent's security interest, for the benefit of the Lenders, in the Collateral.

                  (e) Real Property Collateral. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative
         Agent:

                           (i) fully executed and notarized mortgages, deeds of
                  trust or deeds to secure debt in favor of the Administrative Agent (each such mortgage, deed of trust and deed to secure debt referenced above shall be referred to herein as a "Mortgage" and collectively as "Mortgages") for the real property assets owned by a Borrower set forth on Schedule 5.1(e)(i) (each of these real property assets on Schedule 5.1(e)(i) being an "Existing Property" and collectively the "Existing Properties"), together with such UCC-1 financing statements, as the Administrative Agent shall deem appropriate with respect to each such Existing Property;

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                           (ii) ALTA or other appropriate form mortgagee title
                  insurance policies (the "Mortgage Policies") issued by a title insurer reasonably satisfactory to the Administrative Agent (the "Title Insurance Company"), in an amount satisfactory to the Administrative Agent with respect to each Existing Property, assuring the Administrative Agent that the applicable Existing Mortgages create valid and enforceable first priority mortgage liens on the respective Existing Properties, free and clear of all defects and encumbrances except Permitted Liens which Mortgage Policies shall be in form and substance satisfactory to the Administrative Agent and containing such endorsements as shall be satisfactory to the Administrative Agent and for any other matters that the Administrative Agent may request, and providing affirmative insurance and such reinsurance as the Administrative Agent may request, all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent;

                           (iii) map or plat of a survey of the sites of the
                  Existing Properties certified to the Administrative Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date satisfactory to the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the Administrative Agent and the Title Insurance Company, and otherwise in form and substance satisfactory to the Administrative Agent (if a Facility has been constructed on such Existing Property the survey must be an "as built" survey);

                           (iv) an opinion of counsel (which counsel shall be
                  reasonably satisfactory to the Administrative Agent) in the state in which each Existing Property is located with respect to the enforceability of the Mortgages, standard remedies with respect thereto, and sufficiency of the form of UCC-1 financing statements to be recorded or filed in such state and such other matters as the Administrative Agent may reasonably request, in form and substance satisfactory to the Administrative Agent;

                           (v) certification from the applicable Borrower's land
                  surveyor in a form reasonably satisfactory to the Administrative Agent or other evidence reasonably acceptable to the Administrative Agent that none of the improvements on the Existing Properties are located within any area designated by the Director of the Federal Emergency Management Agency as a "special flood hazard" area or if any improvements on the Existing Properties are located within a "special flood hazard" area, evidence of a flood insurance policy from a company and in an amount satisfactory to the Administrative Agent for the applicable portion of the premises, naming the Administrative Agent, for the benefit of the Lenders, as mortgagee;

                           (vi) an appraisal (in form and substance satisfactory
                  to the Administrative Agent) with respect to each Existing Property from a qualified appraiser satisfactory to the Administrative Agent;

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                           (vii) an environmental assessment (in form and
                  substance satisfactory to the Administrative Agent) of each Existing Property from a consulting firm reasonably acceptable to the Administrative Agent;

                           (viii) a set of plans and specifications for the
                  construction of the Facility on each Existing Property in form and substance satisfactory to the Administrative Agent;

                           (ix) (i) with respect to any Facility which will be
                  constructed on each Existing Property using the proceeds of the Loans, projections for such Facility for the two year period subsequent to its construction completion date in form and substance satisfactory to the Administrative Agent and
                  (ii) with respect to any Facility on an Existing Property which will be refinanced using proceeds of the Loans, projections for such Facility for the two year period subsequent to the refinancing in form and substance satisfactory to the Administrative Agent;

                           (x) with respect to any Existing Property, a
                  Development Budget for such Facility on each Existing Property (which such Development Budget has been reviewed by the Engineer and recommended by the Engineer to the Administrative Agent as an acceptable Development Budget); and

                           (xi) a subordination and assignment of management
                  agreement with respect to the Facility on each Existing Property.

                  (f) Construction Contract. The Administrative Agent shall have received (i) a copy of the construction contract for the Facility to be constructed on each Existing Property and (ii) a certified copy of the Management Agreement for each Existing Property.

                  (g) Priority of Liens. The Administrative Agent shall have received satisfactory evidence that (i) the Administrative Agent, on behalf of the Lenders, holds a perfected, first priority Lien on all Collateral and (ii) none of the Collateral is subject to any other Liens other than Permitted Liens.

                  (h) Corporate Structure. The capital and ownership structure (including articles of organization), equityholder agreements and management of each of the Borrowers and the Parent shall be in form and substance satisfactory to the Lenders, and receipt by the Administrative Agent of a certificate from each of the Borrowers evidencing receipt of equity on terms satisfactory to the Lenders.

                  (i) Opening Borrowing Base. Receipt by the Administrative Agent of a Borrowing Base Certificate as of the Closing Date, certified by each of the chief financial officers of the Designated Borrowers to be true and correct as of the Closing Date.

                  (j) Evidence of Insurance. Receipt by the Administrative Agent of copies of insurance policies or certificates of insurance of the Borrowers evidencing liability and

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         casualty insurance meeting the requirements set forth in the Credit
         Documents, including, but not limited to, naming the Administrative Agent as sole loss payee or additional insured, as appropriate, on behalf of the Lenders.

                  (k) Government Consent. Receipt by the Administrative Agent of evidence that all governmental, shareholder and material third party consents and approvals necessary in connection with the transactions contemplated hereby and expiration of all applicable waiting periods without any action being taken by any authority that could reasonably be likely to restrain, prevent or impose any material adverse conditions on such other transactions or that could reasonably be likely to seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the judgment of the Administrative Agent could reasonably be likely to have such effect.

                  (l) Material Adverse Effect. Since December 31, 1998, there has been no change in the condition (financial or otherwise), business, assets, operations, management or, if applicable, prospects of a Credit Party or any of its Subsidiaries which could reasonably be expected to cause a Material Adverse Effect.

                  (m) Litigation. There shall not exist any pending or threatened action, suit, investigation or proceeding against a Credit Party or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

                  (n) Officer's Certificates.

                      (a) The Administrative Agent shall have received a certificate or certificates executed by an Executive Officer of the Parent, in its capacity as general partner, of each of the Initial Pool A Borrowers as of the Closing Date stating, with respect to the Initial Pool A Borrowers, that (i) each Initial Pool A Borrower is in compliance with all existing financial obligations, (ii) all governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (iii) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Initial Pool A Borrower or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have a Material Adverse Effect, and (iv) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated therein to occur on such date, (1) each Initial Pool A Borrower is Solvent, (2) no Default or Event of Default exists, (3) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (4) the Operative Parties are in compliance with each of the financial covenants set forth in Section 7.11.

                      (b) The Administrative Agent shall have received a certificate or certificates executed by an Executive Officer of each Guarantor, as of the Closing Date (i) stating that such Guarantor is in compliance with all existing material financial obligations, (ii) stating that immediately after giving effect to this Credit Agreement, the Credit Documents and all transactions contemplated therein, such Guarantor is Solvent, (iii) with

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         respect to each of HCR and Alterra respectively, stating that such
         Guarantor is in compliance with the financial covenants applicable to it set forth in the HCR Guaranty Agreement and Alterra Guaranty Agreement and (iv) with respect to HCR, certifying as to the Senior Debt Rating.

                  (o) Fees and Expenses. Payment by the Credit Parties of all fees and expenses owed by them to the Lenders and the Administrative Agent, including, without limitation, payment to the Administrative Agent of the fees set forth in the Fee Letter.

                  (p) The Initial Pool A Subordinated Debt. Receipt by the Administrative Agent of evidence that each of the Initial Pool A Borrowers (other than Clare Bridge Parma and Clare Bridge Westchase) shall have received the proceeds from the issuance of the Initial Pool A Subordinated Debt pursuant to terms in accordance with the terms of
         Section 8.1(e) and otherwise acceptable to the Administrative Agent.

                  (q) Other. Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably requested by any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Credit Parties and their Subsidiaries.

         5.2      CONDITIONS TO ALL EXTENSIONS OF CREDIT.

                  (i) Pool A Loans. The obligations of each Lender to make, convert or extend any Pool A Loan (including the initial Pool A Loans) are subject to satisfaction of the following conditions in addition (x) to satisfaction on the Closing Date of the conditions set forth in
         Section 5.1 and (y) with respect to any Pool A Loan used to finance the construction or refinancing of a New Property the satisfaction of the conditions set forth in Section 5.3:

                           (a) The Designated Borrower shall have delivered (i)
                  a Notice of Borrowing or Notice of Extension/Conversion and
                  (ii) together with such Notice of Borrowing or Notice of Extension/Conversion, a Borrowing Base Certificate, duly executed by the applicable Designated Borrower;

                           (b) The representations and warranties made by HCR
                  (with respect to itself and its Subsidiaries), Alterra (with respect to itself and its Subsidiaries), the Parent (with respect to itself and the Pool A Borrowers) and the Pool A Borrowers in the Credit Documents shall, subject to the limitations set forth therein, be true and correct in all material respects as of such date (except for those which expressly relate to an earlier date);

                           (c) There shall not have been commenced against any
                  Credit Party or the Subsidiary of any Operative Party an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any

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                  substantial part of its Property or for the winding up or
                  liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded;

                           (d) No Default with respect to any Pool A Borrower or
                  Event of Default or Pool A Event of Default shall exist and be continuing either prior to or after giving effect thereto;

                           (e) No circumstances, events or conditions shall have
                  occurred since December 31, 1998 which would reasonably be expected to have a Material Adverse Effect with respect to any Pool A Borrower, the Parent, HCR and its Subsidiaries taken as a whole, or Alterra and its Subsidiaries taken as a whole;

                           (f) Immediately after giving effect to the making of
                  such Pool A Loan (and the application of the proceeds thereof)
                  (i) the sum of the aggregate principal amount of outstanding Revolving Loans shall not exceed the lesser of (x) the Revolving Committed Amount and (y) the Borrowing Base and (ii) the aggregate amount of outstanding Revolving Loans with respect to such Eligible Project shall not exceed such Eligible Project's Eligible Project Loan Amount; and

                           (g) There has been no change in the state of the
                  title to the Pool A Properties other than Permitted Liens, there are no liens on any Pool A Properties other than Permitted Liens and there are no survey exceptions on the Pool A Properties not approved by the Administrative Agent.

         The delivery of each Notice of Borrowing by the Pool A Designated Borrower and each Notice of Extension/Conversion by the Pool A Designated Borrower shall constitute a representation and warranty by HCR, Alterra, the Parent (with respect to itself and each of the Pool A Borrowers) and the Pool A Borrowers of the correctness of the matters specified in subsections (b), (c), (d), (e), (f) and (g) of this
         Section 5.2(i).

                  (ii) Pool B Loans. The obligations of each Lender to make, convert or extend any Pool B Loan (including the initial Pool B Loans) are subject to satisfaction of the following conditions in addition (x) to satisfaction on the Closing Date of the conditions set forth in
         Section 5.1 and (y) with respect to any Pool B Loan used to finance the construction or refinancing of a New Property the satisfaction of the conditions set forth in Section 5.3:

                           (a) The Designated Borrower shall have delivered (i)
                  a Notice of Borrowing or Notice of Extension/Conversion and
                  (ii) together with such Notice of Borrowing or Notice of Extension/Conversion, a Borrowing Base Certificate, duly executed by the applicable Designated Borrower;

                           (b) The representations and warranties made by HCR
                  (with respect to itself and its Subsidiaries), Alterra (with respect to itself and its Subsidiaries), the Parent (with respect to itself and each of the Pool B Borrowers) and the Pool B Borrowers in the Credit Documents shall, subject to the limitations set forth therein,

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                  be true and correct in all material respects as of such date
                  (except for those which expressly relate to an earlier date);

                           (c) There shall not have been commenced against any
                  Credit Party or the Subsidiary of any Operative Party an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded;

                           (d) No Default with respect to any Pool B Borrower or
                  Event of Default or Pool B Event of Default shall exist and be continuing either prior to or after giving effect thereto;

                           (e) No circumstances, events or conditions shall have
                  occurred since December 31, 1998 which would reasonably be expected to have a Material Adverse Effect with respect to any Pool B Borrower, the Parent, HCR and its Subsidiaries taken as a whole or Alterra and its Subsidiaries taken as a whole; and

                           (f) Immediately after giving effect to the making of
                  such Pool B Loan (and the application of the proceeds thereof)
                  (i) the sum of the aggregate principal amount of outstanding Revolving Loans shall not exceed the lesser of (x) the Revolving Committed Amount and (y) the Borrowing Base and (ii) the aggregate amount of outstanding Revolving Loans with respect to such Eligible Project shall not exceed such Eligible Project's Eligible Project Loan Amount; and

                           (g) There has been no change in the state of the
                  title to the Pool B Properties other than Permitted Liens, there are no liens on any of the Pool B Properties other than Permitted Liens and there are no survey exceptions on the Pool B Properties not approved by the Administrative Agent.

         The delivery of each Notice of Borrowing by the Pool B Designated Borrower and each Notice of Extension/Conversion by the Pool B Designated Borrower shall constitute a representation and warranty by HCR, Alterra, the Parent (with respect to itself and each of the Pool B Borrowers) and the Pool B Borrowers of the correctness of the matters specified in subsections (b), (c), (d), (e), (f) and (g) of this
         Section 5.2(ii).

                  (iii) Pool C Loans. The obligations of each Lender to make, convert or extend any Pool C Loan (including the initial Pool C Loans) are subject to satisfaction of the following conditions in addition (x) to satisfaction on the Closing Date of the conditions set forth in
         Section 5.1 and (y) with respect to any Pool C Loan used to finance the construction or refinancing of a New Property the satisfaction of the conditions set forth in Section 5.3:


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              (a) The Designated Borrower shall have delivered (i) a Notice of
         Borrowing or Notice of Extension/Conversion and (ii) together with such Notice of Borrowing or Notice of Extension/Conversion, a Borrowing Base Certificate, duly executed by the applicable Designated Borrower;

              (b) The representations and warranties made by HCR (with respect to itself and its Subsidiaries), Alterra (with respect to itself and its Subsidiaries), the Parent (with respect to itself and each of the Pool C Borrowers) and the Pool C Borrowers in the Credit Documents shall, subject to the limitations set forth therein, be true and correct in all material respects as of such date (except for those which expressly relate to an earlier date);

              (c) There shall not have been commenced against any Credit Party or any Subsidiary of any Operative Party an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded;

              (d) No Default with respect to any Pool C Borrower or Event of Default or Pool C Event of Default shall exist and be continuing either prior to or after giving effect thereto;

              (e) No circumstances, events or conditions shall have occurred since December 31, 1998 which would reasonably be expected to have a Material Adverse Effect with respect to any Pool C Borrower, the Parent, HCR and its Subsidiaries taken as a whole or Alterra and its Subsidiaries taken as a whole;

              (f) Immediately after giving effect to the making of such Pool C Loan (and the application of the proceeds thereof) (i) the sum of the aggregate principal amount of outstanding Revolving Loans shall not exceed the lesser of (x) the Revolving Committed Amount and (y) the Borrowing Base and (ii) the aggregate amount of outstanding Revolving Loans with respect to such Eligible Project shall not exceed such Eligible Project's Eligible Project Loan Amount; and

              (g) There has been no change in the state of the title to the Pool C Properties other than Permitted Liens, there are no liens on any of the Pool C Properties other than Permitted Liens and there are no survey exceptions on the Pool C Properties not approved by the Administrative Agent.

     The delivery of each Notice of Borrowing by the Pool C Designated Borrower and each Notice of Extension/Conversion by the Pool C Designated Borrower shall constitute a representation and warranty by HCR, Alterra, the Parent (with respect to itself and each of

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     the Pool C Borrowers) and the Pool C Borrowers of the correctness of the matters specified in subsections (b), (c), (d), (e), (f) and (g) of this
     Section 5.2(iii).


     5.3 CONDITIONS TO REVOLVING LOANS TO FINANCE CONSTRUCTION OR REFINANCING OF NEW PROPERTIES.

     The obligation of the Lenders to advance Revolving Loans to finance the construction or refinancing of a New Property is subject to satisfaction of the following conditions in addition to satisfaction of the conditions set forth in
Section 5.2:

           (a) Eligible Project. Such New Property shall (i) conform with the definition of Eligible Project and (ii) after such financing be free from all Liens other than Permitted Liens.

           (b) Joinder. All of the conditions set forth in Section 2.3 with respect hereof to such New Property and the applicable Applicant Borrower shall have been satisfied.


                                    SECTION 6

                         REPRESENTATIONS AND WARRANTIES

     Each Operative Party hereby represents with respect to itself and its Subsidiaries to the Administrative Agent and each Lender that:

     6.1   FINANCIAL CONDITION.

     The financial statements delivered to the Lenders pursuant to Section 7.1(a) present fairly (on the basis disclosed in the footnotes to such financial statements) the financial condition, results of operations and cash flows of the Parent as of such date and for such periods. Since December 31, 1998, (i) there has been no sale, transfer or other disposition by the Parent of any part of the business or property of the Parent, and (ii) no purchase or other acquisition by the Parent of any business or property (including any capital stock of any other Person) material in relation to financial condition of the Parent, which is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in writing to the Lenders on or prior to the Closing Date. As of the Closing Date, the Parent has no material liabilities (contingent or otherwise) that are not reflected in the foregoing financial statements or in the notes thereto.

     6.2   NO MATERIAL CHANGE.

     Since December 31, 1998 (a) there has been no development or event relating to or affecting such Operative Party or any of its Subsidiaries which has had or could reasonably be expected to have a Material Adverse Effect and (b) except as otherwise permitted under this Credit Agreement, no dividends or other distributions have been declared, paid or made upon the Capital Stock in such

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Operative Party or any of its Subsidiaries nor has any of the Capital Stock in
such Operative Party or any of its Subsidiaries been redeemed, retired, purchased or otherwise acquired for value.

     6.3   ORGANIZATION AND GOOD STANDING.

     Such Operative Party (a) is duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect.

     6.4   POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

     Such Operative Party has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party, and in the case of each of the Borrowers, to obtain extensions of credit hereunder, and has taken all necessary corporate action to authorize the borrowings and other extensions of credit on the terms and conditions of this Credit Agreement and to authorize the execution, delivery and performance of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Operative Party in connection with the borrowings or other extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of the Credit Documents to which such Operative Party is a party, except for filings to perfect the Liens created by the Collateral Documents. This Credit Agreement has been, and each other Credit Document to which any Operative Party is a party will be, duly executed and delivered on behalf of such Operative Party. This Credit Agreement constitutes, and each other Credit Document to which such Operative Party is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Operative Party enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     6.5   NO CONFLICTS.

     Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by such Operative Party will
(a) violate or conflict with any provision of its articles or certificate of incorporation or certificate of limited partnership or bylaws or partnership agreement or operating agreement or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which would reasonably be expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

         6.6   NO DEFAULT.

         Neither such Operative Party, nor any of its Subsidiaries, is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred or exists except as previously disclosed in writing to the Lenders.

         6.7   OWNERSHIP.

         Such Operative Party and each of its Subsidiaries is the owner of, and has good and marketable title to, all of its respective assets and none of such assets is subject to any Lien other than Permitted Liens.

         6.8   LITIGATION.

         There are no actions, suits or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of any Operative Party, threatened against an Operative Party or any of its Subsidiaries which might reasonably be expected to have a Material Adverse Effect.

         6.9   TAXES.

         Such Operative Party and each of its Subsidiaries has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. No Operative Party is aware of any proposed tax assessments against it or any of its Subsidiaries.

         6.10  COMPLIANCE WITH LAW.

         Such Operative Party and each of its Subsidiaries is in compliance with all Requirements of Law and all other laws, rules, regulations, orders and decrees (including without limitation Environmental Laws) applicable to it, or to its properties, unless such failure to comply could not reasonably be expected to have a Material Adverse Effect.

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



         6.11     ERISA.

                  (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of such Operative Party, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan;
         (ii) no "accumulated funding deficiency," as such term is defined in
         Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

                  (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

                  (c) Neither such Operative Party, nor any of its Subsidiaries, nor any ERISA Affiliate has incurred, or, to the best knowledge of such Operative Party, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan. Neither such Operative Party, nor any of its Subsidiaries, nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if such Operative Party or any of its Subsidiaries or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. Neither such Operative Party nor any of its Subsidiaries nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of such Operative Party, reasonably expected to be in reorganization, insolvent, or terminated.

                  (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject such Operative Party or any of its Subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which such Operative Party or any of its Subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any Person against any such liability.

                  (e) Neither such Operative Party, nor any of its Subsidiaries nor any ERISA Affiliate has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement

         106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects of such sections.

                  (f) Neither the execution and delivery of this Credit Agreement nor the consummation of the financing transactions contemplated thereunder will involve any transaction which is subject to the prohibitions of Sections 404, 406 or 407 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code. The representation by the Operative Parties in the preceding sentence is made in reliance upon and subject to the accuracy of the Lenders' representation in Section 11.16 with respect to their source of funds and is subject, in the event that the source of the funds used by the Lenders in connection with this transaction is an insurance company's general asset account, to the application of Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35,925
         (1995), compliance with the regulations issued under Section 401(c)(1)(A) of ERISA, or the issuance of any other prohibited transaction exemption or similar relief, to the effect that assets in an insurance company's general asset account do not constitute assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA of a "plan" within the meaning of Section 4975(e)(1) of the Code.

         6.12   SUBSIDIARIES.

         Set forth on Schedule 6.12 is a complete and accurate list of all Subsidiaries of such Operative Party. Information on Schedule 6.12 includes jurisdiction of incorporation, the number of shares of each class of Capital Stock outstanding, the number and percentage of outstanding shares of each class owned (directly or indirectly) by such Operative Party; and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Capital Stock of all such Subsidiaries of the Operative Parties is validly issued, fully paid and non-assessable and is owned by each such Operative Party, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). Other than as set forth in Schedule 6.12, no Operative Party has outstanding any securities convertible into or exchangeable for its Capital Stock nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock. None of the Borrowers own any Subsidiaries. Schedule 6.12 may be updated from time to time by the Operative Parties by giving written notice thereof to the Administrative Agent.

         6.13   GOVERNMENTAL REGULATIONS, ETC.

                (a) No part of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or the Administrative Agent, the Borrowers will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U. No indebtedness being reduced or retired out of the proceeds of the Loans was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation
         T. "Margin stock" within the meaning of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Borrowers or the Operative Parties. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation T, U or X.

                  (b) Neither such Operative Party, nor any of its Subsidiaries, is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, no Credit Party, nor any of their Subsidiaries, is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (c) Such Operative Party and its Subsidiaries has obtained and holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the ownership of its respective Property and to the conduct of its respective businesses as presently conducted.

                  (d) Neither such Operative Party, nor any of its Subsidiaries, is in violation of any applicable statute, regulation or ordinance of the United States of America, or of any state, city, town, municipality, county or any other jurisdiction, or of any agency thereof (including without limitation, environmental laws and regulations), which violation could reasonably be expected to have a Material Adverse Effect.

                  (e) Such Operative Party and each of its Subsidiaries is current with all material reports and documents, if any, required to be filed with any state or federal securities commission or similar agency and is in full compliance in all material respects with all applicable rules and regulations of such commissions.

         6.14     Purpose of Loans.

                  (a) The proceeds of the Pool A Loans hereunder shall be used solely by the Pool A Borrowers to (i) finance the acquisition and/or construction, development and working capital needs of Eligible Projects or (ii) refinance Eligible Projects.

                  (b) The proceeds of the Pool B Loans hereunder shall be used solely by the Pool B Borrowers to (i) finance the acquisition and/or construction, development and working capital needs of Eligible Projects or (ii) refinance Eligible Projects.

                  (c) The proceeds of the Pool C Loans hereunder shall be used solely by the Pool C Borrowers to (i) finance the acquisition and/or construction, development and working capital needs of Eligible Projects or (ii) refinance Eligible Projects.

                  (d) Eighty percent (80%) of the proceeds of the Loans shall be used by the Borrowers to finance the acquisition and/or construction, development and working capital needs or refinancing of Eligible Projects dedicated to individuals with Alzheimer's disease.

         6.15     ENVIRONMENTAL MATTERS.

                  (a) Each of the facilities and properties owned, leased or operated by such Operative Party or any of its Subsidiaries (the "Properties") and all operations at the Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Properties or the businesses operated by the Operative Parties or any of their Subsidiaries (the "Businesses"), and there are no conditions relating to the Businesses or Properties that could give rise to material liability under any applicable Environmental Laws.

                  (b) None of the Properties contains, or has previously contained, any Materials of Environmental Concern at, on or under the Properties in amounts or concentrations that constitute or constituted a material violation of, or could give rise to material liability under, Environmental Laws.

                  (c) Neither such Operative Party, nor any of its Subsidiaries, has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Businesses, nor does such Operative Party have knowledge or reason to believe that any such notice will be received or is being threatened.

                  (d) Materials of Environmental Concern have not been transported or disposed of from the Properties, or generated, treated, stored or disposed of at, on or under any of the Properties, in each case by or on behalf of such Operative Party or any of its Subsidiaries in violation of, or in a manner that could give rise to material liability under, any applicable Environmental Law.

                  (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of such Operative Party, threatened, under any Environmental Law to which such Operative Party or any of its Subsidiaries is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to such Operative Party, any of its Subsidiaries, the Properties or the Businesses.

                  (f) There has been no release, or threat of release, of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations (including, without limitation, disposal) of such Operative Party or any of its Subsidiaries in connection with the Properties or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to material liability under Environmental Laws.

           6.16 INTELLECTUAL PROPERTY.

           Such Operative Party owns, or has the legal right to use, all patents, trademarks, tradenames, copyrights, technology, know-how and processes (the "Intellectual Property") necessary for each of them to conduct its business as currently conducted except for those the failure to own or have such legal right to use could not reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 6.16 is a list of all Intellectual Property owned by each Borrower or that any Borrower has the right to use. Except as provided on
Schedule 6.16, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Borrower know of any such claim, and to the Borrower's knowledge the use of such Intellectual Property by any Borrower does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

           6.17 SOLVENCY.

           Such Operative Party is and, after consummation of the transactions contemplated by this Credit Agreement, will be Solvent.

           6.18 LOCATION OF COLLATERAL.

           Set forth on Schedule 6.18(a) is a list of all real property located in the United States and owned or leased by such Borrower with street address, county and state where located. Set forth on Schedule 6.18(b) is a list of all locations where any personal property of such Borrower is located, including county and state where located. Set forth on Schedule 6.18(c) is the chief executive office and principal place of business of such Operative Party. Schedules 6.18(a), 6.18(b) and 6.18(c) may be updated from time to time by an Operative Party by giving written notice to the Administrative Agent.

           6.19 DISCLOSURE.

           Neither this Credit Agreement nor any financial statements delivered to the Lenders nor any other document, certificate or statement furnished to the Lenders by or on behalf of any Operative Party in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

           6.20 NO BURDENSOME RESTRICTIONS.

           Neither such Operative Party nor any of its Subsidiaries is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

           6.21 LABOR MATTERS.

           There are no collective bargaining agreements or Multiemployer Plans covering the employees of such Operative Party or any of its Subsidiaries, and such Operative Party and each of its Subsidiaries has not suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years.

           6.22 YEAR 2000 COMPLIANCE.

           Such Operative Party has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by such Operative Party or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with the timetable. Based on the foregoing, each Operative Party believes that all computer applications that are material to its and any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

           6.23 FIRST PRIORITY LIEN.

           The Administrative Agent, on behalf of the Lenders, holds a first priority lien, subject to no other liens other than Permitted Liens, in the Collateral.


                                    SECTION 7

                              AFFIRMATIVE COVENANTS

           Each Operative Party hereby covenants and agrees with respect to itself and each of its Subsidiaries that, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding (other than contingent indemnification obligations which survive), and until all of the Commitments hereunder shall have terminated:

           7.1 INFORMATION COVENANTS.

           The Operative Parties will furnish, or cause to be furnished, to the Administrative Agent and each of the Lenders:

           (a) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each fiscal quarter of the Parent (other than the fourth fiscal quarter, in which case 90 days after the end thereof) a balance sheet and income statement of the Parent, as of the end of such fiscal quarter, together with related statements of cash flows for such fiscal quarter, in each case setting forth in comparative form figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of the chief financial officer of the Parent to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Parent.

           (b) Quarterly Operating Statements. As soon as available, and in any event within 30 days after the close of each fiscal quarter of the Borrowers, an operating statement for each Eligible Project, together with (i) for each Eligible Project which has been in operation for at least five full fiscal quarters following the date of the first resident occupancy of such Facility, a calculation of the Debt Service Coverage Ratio of such Eligible Project for the appropriate period, setting forth in reasonable detail the earnings and expenses of each Eligible Project for such period, (ii) the Occupancy Rate, as at the end of such fiscal quarter for each Eligible Project and (iii) comparative figures for the preceding fiscal quarter, all such information to be in reasonable form and detail and reasonably acceptable to the Administrative Agent accompanied by a certificate of the chief financial officer of the applicable Borrower to the effect that such quarterly operating statements fairly present in all material respects the operating results of the applicable Eligible Project.

           (c) Monthly Operating Statements. As soon as available, and in any event within 30 days after the close of each calendar month, an operating statement for each Eligible Project as of the end of such calendar month, setting forth in detail the earnings and expenses of each Eligible Project for such calendar month, together with comparative form figures for the preceding calendar month, all such information to be in reasonable form and detail and reasonably acceptable to the Administrative Agent and accompanied by a certificate of the chief financial officer of the applicable Borrower to the effect that such monthly operating statements fairly present in all material respects the operating results of the applicable Eligible Project, together with the Occupancy Rate as at the end of such calendar month for each Eligible Project.

           (d) Officer's Certificate. At the time of delivery of the operating statements provided for in Section 7.1(c) above, a certificate of an Executive Officer of each Designated Borrower substantially in the form of Exhibit 7.1(d), (i) demonstrating compliance with the financial covenants contained in Section 7.11 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Operative Parties propose to take with respect thereto.

           (e) Annual Business Plan and Budgets. Within 30 days following the commencement of each fiscal year of the Borrowers, beginning with the fiscal year ending

        December 31, 1999, an operating budget and capital expenditure budget for each Borrower for the next fiscal year.

           (f) Borrowing Base Certificate. Within 30 days after the end of each fiscal quarter, a Borrowing Base Certificate as of the end of the immediately preceding fiscal quarter, substantially in the form of
        Exhibit 7.1(f) and certified by each of the chief financial officers of the Designated Borrowers to be true and correct as of such date.

           (g) Auditor's Reports. Promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to any Operative Party in connection with any annual, interim or special audit of the books of such Person.

           (h) Reports. Promptly upon transmission or receipt thereof, (i) copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any Operative Party or any of its Subsidiaries shall send to its shareholders or to a holder of any Indebtedness owed by any Operative Party or any of its Subsidiaries in its capacity as such a holder and (ii) upon the request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning material environmental, health or safety matters.

           (i) Notices. Upon obtaining knowledge thereof, the Operative Parties will give written notice to the Administrative Agent immediately of (i) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Operative Parties propose to take with respect thereto, (ii) the occurrence of any of the following with respect to any Operative Party or any of its Subsidiaries (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which if adversely determined is likely to have a Material Adverse Effect, (B) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which could reasonably be expected to have a Material Adverse Effect, or (C) any notice or determination concerning the imposition of any withdrawal liability by a Multiemployer Plan against such Person or any ERISA Affiliate, the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA or the termination of any Plan and (iii) the occurrence of an event of default under any of the Management Agreements.

           (j) ERISA. Upon obtaining knowledge thereof, the Operative Parties will give written notice to the Administrative Agent promptly (and in any event within five business days) of: (i) of any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Operative Parties or any of their Subsidiaries or any ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any Operative Party or any of its Subsidiaries or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by an Executive Officer of any Operative Party, as appropriate, briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Operative Parties with respect thereto. Promptly upon request, the Operative Parties shall furnish the Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

          (k)       Environmental.

                    (i) Subsequent to a notice from any Governmental Authority where the subject matter of such notice would reasonably cause concern that a material environmental problem existed at a Property or during the existence of an Event of Default, and upon the written request of the Administrative Agent, the Borrowers will furnish or cause to be furnished to the Administrative Agent, at the Borrowers' expense, a report of an environmental assessment of reasonable scope, form and depth, (including, where appropriate, invasive soil or groundwater sampling) by a consultant reasonably acceptable to the Administrative Agent as to the nature and extent of the presence of any Materials of Environmental Concern on any Properties (as defined in Section 6.15) and as to the compliance by any Operative Party with Environmental Laws at such Properties. If the Borrowers fail to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Administrative Agent may arrange for same, and the Borrowers hereby grant to the Administrative Agent and their representatives access to the Properties to reasonably undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Administrative Agent pursuant to this provision will be payable by the Borrowers on demand and added to the obligations secured by the Collateral Documents.

                    (ii) The Borrowers will conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to address all Materials of Environmental Concern on, from or affecting any of the Properties to the extent necessary to be in compliance with all Environmental Laws and with the validly issued orders and directives of all Governmental Authorities with jurisdiction over such Properties to the extent any failure could reasonably be expected to have a Material Adverse Effect.

                         (l) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of the Operative Parties as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request.

                 7.2     PRESERVATION OF EXISTENCE AND FRANCHISES.

                         Each Operative Party will, and will cause each of its Subsidiaries to, do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority.

                 7.3     BOOKS AND RECORDS.

                         Each Operative Party will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

                 7.4     COMPLIANCE WITH LAW.

                         Each Operative Party will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its property if noncompliance with any such law, rule, regulation, order or restriction could reasonably be expected to have a Material Adverse Effect.

                 7.5     PAYMENT OF TAXES AND OTHER INDEBTEDNESS.

                         Each Operative Party will, and will cause each of its Subsidiaries to, pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that an Operative Party or any of its Subsidiaries shall not be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) could give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) could reasonably be expected to have a Material Adverse Effect.

                 7.6     INSURANCE.

                         (a) Each Borrower hereby agrees that it will at all times maintain in full force and effect insurance (including, but not limited to, liability insurance, property insurance and builders risk insurance) in such amounts and covering such risks and liabilities and with



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         such deductibles as are in accordance with normal industry practice and the provisions set forth below:

                      (i) The builder's risk insurance policy with respect to
                  each Eligible Project of such Borrower shall be an "all-risk" completed value, non-reporting builder's risk insurance policy and shall contain provisions for a minimum 30-day advance written notice to the Administrative Agent of any intended policy cancellation or non-renewal, (B) a standard mortgagee endorsement designating the Administrative Agent, for the benefit of the Lenders, as mortgagee and loss payee and (C) an endorsement sufficient to eliminate all co-insurance provisions.

                      (ii) The commercial general liability insurance maintained by each of the Borrowers and the general contractor with respect to each Eligible Project of such Borrower shall (A) include a liability limit of not less than $1,000,000 per occurrence and $2,000,000 annually in the aggregate and (B) include worker's compensation coverage in an amount sufficient to satisfy statutory requirements.

                      (iii) The "all-risk" property insurance policy, including
                  flood, earthquake and business interruption insurance with respect to each Eligible Project of such Borrower must (i) contain a replacement cost endorsement sufficient to eliminate all co-insurance provisions, (ii) include provisions for a minimum 30-day advance written notice to the Administrative Agent of any intended policy cancellation or non-renewal and
                  (iii) designate the Administrative Agent, for the benefit of the Lenders, as mortgagee and loss payee in a standard mortgagee endorsement, as its interest may appear.

                  (b) In the event a Borrower fails to maintain insurance as required hereunder, the Administrative Agent shall have the right to procure such insurance whether or not such Borrower's failure to maintain such insurance constitutes a Default or an Event of Default. Any amounts paid by the Administrative Agent for insurance shall be due and payable to the Administrative Agent upon demand and shall be secured by the Collateral Documents.

                  (c) In the event of loss, the applicable Borrower shall promptly give written notice thereof to the Administrative Agent and the insurance carrier describing the nature and extent of such damage or destruction. The Administrative Agent may make proof of loss if not made promptly by such Borrower. The Administrative Agent is hereby authorized, upon the request and direction of the Required Lenders, to adjust, compromise and collect the proceeds of any insurance claims. The Borrowers hereby assign to the Administrative Agent, for the benefit of the Lenders, the proceeds of any such insurance policies and hereby directs and authorizes each insurance company to make payment for such loss directly to the Administrative Agent. In the event a Borrower shall receive any such insurance proceeds as a result of any loss, damage or destruction with respect to the Collateral, such Borrower shall immediately pay over such proceeds to the Administrative Agent as cash collateral for the Credit Party Obligations. The Administrative Agent agrees to release insurance proceeds of $1,000,000 or less directly to such Borrower for restoration or repair. The Administrative Agent agrees to release insurance proceeds in excess of


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         $1,000,000 to such Borrower for restoration or repair of the Collateral damaged provided the following conditions are met:

                           (i)    there exists no Default or Event of Default;

                           (ii) such Borrower presents sufficient evidence to the Administrative Agent that there are sufficient funds from the insurance proceeds (or that sufficient funds from insurance proceeds can reasonably be expected to be received) and from equity funds, if needed, to completely restore or repair the damaged collateral;

                           (iii) such Borrower presents sufficient evidence to the Administrative Agent that the damaged Collateral will be restored prior to the Maturity Date;

                           (iv) the Administrative Agent will not incur any liability to any other Person as a result of such use or release of insurance proceeds; and

                           (v) the insurance proceeds shall be held by the Administrative Agent and disbursed substantially in accordance with the disbursement procedures under Section 2.2 of this Credit Agreement as repair or restoration progresses as if such proceeds were Loans.

         If the above-referenced conditions of this Section 7.6(c)(i), (ii),
         (iii), (iv) and (v) are not satisfied within ninety (90) days of loss, then the Administrative Agent may, at its option, apply any insurance proceeds to the payment of the Revolving Loans. The insurance coverage of each of the Borrowers is outlined as to carrier, policy number, expiration date, type and amount on Schedule 7.6.

         7.7      MAINTENANCE OF PROPERTY.

         Each Operative Party will, and will cause each of its Subsidiaries to, maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition, normal wear and tear and casualty and condemnation excepted, and will make, or cause to be made, to such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed, to the extent and in the manner customary for companies in similar businesses.

         7.8      PERFORMANCE OF OBLIGATIONS.

         Each Operative Party will, and will cause each of its Subsidiaries to, perform in all respects all of its obligations under the terms of all agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound unless the failure to do so could not have or be reasonably expected to have a Material Adverse Effect.


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         7.9      USE OF PROCEEDS.

         The Borrowers will use the proceeds of the Loans for the purposes set forth in Section 6.14.

         7.10     AUDITS/INSPECTIONS.

                  (a) Upon reasonable notice (and in any event upon no less than two (2) Business Days notice) and during normal business hours, each Operative Party will permit representatives appointed by the Administrative Agent, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect its property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders and to discuss all such matters with the officers, employees and representatives of such Person. Upon the occurrence and during the continuance of an Event of Default, the Operative Parties agree that the Administrative Agent, and its representatives, may conduct an audit of the Collateral, at the expense of the Operative Parties.

                  (b) Upon reasonable notice (and in any event upon no less than two (2) Business Days notice), the Borrowers will permit the Administrative Agent and/or its agents or representatives (including, without limitation, the Engineer) (at the expense of the Borrowers) to enter upon any of the Real Properties for the purpose of inspecting the construction of the Facilities.

         7.11     FINANCIAL COVENANTS.

                  (a) Eligible Project. The Operative Parties hereby covenant and agree that at least 85% of all Facilities shall be either (i) Eligible Projects to the extent such Facilities have not been in operation for five full fiscal quarters following the date of the first resident occupancy of such Facilities or (ii) Stabilized Eligible Projects to the extent such Facilities have been in operation for at least five full fiscal quarters following the date of the first resident occupancy of such Facilities.

                  (b) Debt Service. The Operative Parties hereby covenant and agree that all Facilities of the Borrower which have been in operation for more than twenty four calendar months shall at all times be Stabilized Eligible Projects.

         7.12     ENVIRONMENTAL LAWS.

                  (a) The Operative Parties shall comply in all material respects with, and take reasonable actions to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and take reasonable actions to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable

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



         Environmental Laws except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect;

                  (b) The Operative Parties shall conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the failure to do or the pendency of such proceedings would not reasonably be expected to have a Material Adverse Effect; and

                  (c) The Operative Parties shall defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrowers or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Loans and all other amounts payable hereunder, and termination of the Commitments.

         7.13     COLLATERAL.

         If, subsequent to the Closing Date, a Borrower shall acquire (a) any real property or (b) any intellectual property, securities instruments, chattel paper or other personal property required to be delivered to the Administrative Agent as Collateral hereunder or under any of the Collateral Documents, such Borrower shall notify the Administrative Agent of same in each case as soon as practicable after the acquisition thereof. Each Operative Party shall take such action as requested by the Administrative Agent and at its own expense, to ensure that the Administrative Agent shall have a first priority perfected Lien in (i) all real property of the Borrowers (whether now owned or hereafter acquired) and (ii) all personal property of the Borrowers (whether now owned or hereafter acquired), subject in each case only to Permitted Liens.

         7.14     YEAR 2000 COMPLIANCE.

         Each Operative Party will promptly notify the Administrative Agent in the event such Operative Party discovers or determines that any computer application that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 compliant, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.



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         7.15     CONSTRUCTION INSPECTOR.

         The Operative Parties hereby agree that the Administrative Agent may hire a construction inspector of the Administrative Agent's choice (at the expense of the Borrowers) to review during normal business hours the progress of construction of any Eligible Project at any time during the term of the Credit Agreement.

         7.16     SURVEYS.

         Each of the Borrowers hereby agrees that it shall provide the Administrative Agent with an "as-built" survey (in form and substance satisfactory to the Administrative Agent) for each Facility which is being constructed using proceeds of the Loans within 30 Business Days of the substantial completion of the construction of such Facility.

         7.17     ENVIRONMENTAL INDEMNITY.

                           (i) The Parent and the Pool A Borrowers agree that they will reimburse the Lenders for and hereby hold the Lenders harmless from all fines or penalties made or levied against any of the Lenders by any Governmental Authority as a result of or in connection with (i) the use of Materials of Environmental Concern at any Pool A Property, (ii) the use of Materials of Environmental Concern at the Facilities thereon, or (iii) the use, generation, storage, transportation, discharge, release or handling of any Materials of Environmental Concern at any Pool A Property, or as a result of any release of any Materials of Environmental Concern onto the ground or into the water or air from or upon any Pool A Property at any time. The Parent and the Pool A Borrowers also agree that they will reimburse the Lenders for and indemnify and hold the Lenders harmless from any and all costs and expenses (including reasonable attorneys' fees) and for all civil judgments or penalties incurred, entered, assessed, or levied against any of the Lenders as a result of a Pool A Borrower's use of Materials of Environmental Concern at any Pool A Property or as a result of any release of any Materials of Environmental Concern on the ground or into the water or air by a Pool A Borrower from or upon any Pool A Property. Such reimbursement or indemnification shall include but not be limited to any and all judgments or penalties to recover the costs of cleanup of any such release by a Pool A Borrower from or upon any Pool A Property and all reasonable expenses incurred by the Lenders as a result of such a civil action, including but not limited to reasonable attorneys' fees. The Parent's and the Pool A Borrowers' obligations under this
                  Section 7.17(i) shall survive the repayment of the Loans and any deed in lieu of foreclosure or any foreclosure of a Mortgage on a Pool A Property.

                           (ii) The Parent and the Pool B Borrowers agree that
                  they will reimburse the Lenders for and hereby hold the Lenders harmless from all fines or penalties made or levied against any of the Lenders by any Governmental Authority as a result of or in connection with (i) the use of Materials of


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


                  Environmental Concern at any Pool B Property, (ii) the use of Materials of Environmental concern at the Facilities thereon, or (iii) the use, generation, storage, transportation, discharge, release or handling of any Materials of Environmental Concern at any Pool B Property, or as a result of any release of any Materials of Environmental Concern onto the ground or into the water or air from or upon any Pool B Property at any time. The Parent and the Pool B Borrowers also agree that they will reimburse the Lenders for and indemnify and hold the Lenders harmless from any and all costs and expenses (including reasonable attorneys' fees) and for all civil judgments or penalties incurred, entered, assessed, or levied against any of the Lenders as a result of a Pool B Borrower's use of Materials of Environmental Concern at any Pool B Property or as a result of any release of any Materials of Environmental Concern on the ground or into the water or air by a Pool B Borrower from or upon any Pool B Property. Such reimbursement or indemnification shall include but not be limited to any and all judgments or penalties to recover the costs of cleanup of any such release by a Pool B Borrower from or upon any Pool B Property and all reasonable expenses incurred by the Lenders as a result of such a civil action, including but not limited to reasonable attorneys' fees. The Parent's and the Pool B Borrowers' obligations under this
                  Section 7.17(ii) shall survive the repayment of the Loans and any deed in lieu of foreclosure or any foreclosure of a Mortgage on a Pool B Property.

                           (iii) The Parent and the Pool C Borrowers agree that
                  they will reimburse the Lenders for and hereby hold the Lenders harmless from all fines or penalties made or levied against any of the Lenders by any Governmental Authority as a result of or in connection with (i) the use of Materials of Environmental Concern at any Pool C Property, (ii) the use of Materials of Environmental concern at the Facilities thereon, or (iii) the use, generation, storage, transportation, discharge, release or handling of any Materials of Environmental Concern at any Pool C Property, or as a result of any release of any Materials of Environmental Concern onto the ground or into the water or air from or upon any Pool C Property at any time. The Parent and the Pool C Borrowers also agree that they will reimburse the Lenders for and indemnify and hold the Lenders harmless from any and all costs and expenses (including reasonable attorneys' fees) and for all civil judgments or penalties incurred, entered, assessed, or levied against any of the Lenders as a result of a Pool C Borrower's use of Materials of Environmental Concern at any Pool C Property or as a result of any release of any Materials of Environmental Concern on the ground or into the water or air by a Pool C Borrower from or upon any Pool C Property. Such reimbursement or indemnification shall include but not be limited to any and all judgments or penalties to recover the costs of cleanup of any such release by a Pool C Borrower from or upon any Pool C Property and all reasonable expenses incurred by the Lenders as a result of such a civil action, including but not limited to reasonable attorneys' fees. The Parent's and the Pool C Borrowers' obligations under this
                  Section 7.17(iii) shall survive the repayment


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


                  of the Loans and any deed in lieu of foreclosure or any foreclosure of a Mortgage on a Pool C Property.

         7.18     APPRAISALS.

         The Pool B Borrowers shall provide to the Administrative Agent, within 60 days of the commencement of construction at each Pool B Property identified on Schedule 2.1(a)(ii), an appraisal (in form and substance satisfactory to the Administrative Agent) with respect to each Facility located on such Pool B Property from a qualified appraiser satisfactory to the Administrative Agent.


                                    SECTION 8

                               NEGATIVE COVENANTS

         Each Operative Party hereby covenants and agrees with respect to itself and its Subsidiaries that, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding (other than contingent indemnification obligations which survive), and until all of the Commitments hereunder shall have terminated:

         8.1      INDEBTEDNESS.

         No Operative Party will, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

                  (b) obligations of the Operative Parties in respect of Hedging Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes;

                  (c) purchase money Indebtedness (including obligations in respect of Capital Leases) (including refinancings thereof) hereafter incurred by any Borrower to finance the purchase of fixed assets provided that (i) the total of all such Indebtedness for such Borrower shall not exceed an aggregate principal amount of $150,000 at any one time outstanding; (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing; and

                  (d) additional unsecured subordinated Indebtedness of any Borrower, provided that (i) such Indebtedness is owing only to HCR, Alterra or the Parent, (ii) such Indebtedness shall be subordinated to the Loans pursuant to subordination terms (including, without limitation, (x) assignment of bankruptcy voting rights and (y) prohibition on acceleration until the Loans shall have been accelerated) satisfactory in form and substance


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         to the Administrative Agent, (iii) such Indebtedness (x) with respect to any one Borrower (other than Clare Bridge Jefferson) (together with any such Indebtedness of such Borrower referred to in subsection (c) and (e) hereof) shall not exceed an aggregate principal amount of $550,000 at any one time outstanding and (y) with respect to Clare Bridge Jefferson (together with any such Indebtedness of Clare Bridge Jefferson referred to in subsection (c) and (e) hereof) shall not exceed an aggregate principal amount of $600,000 at any time outstanding, (iv) the aggregate subordinated Indebtedness of the Borrowers taken as a whole referred to in subsections (d) and (e) hereof shall not exceed $5,000,000 in the aggregate principal amount outstanding at any time, (v) no part of the principal amount of such Indebtedness shall have a maturity date earlier than one month following the Maturity Date, (vi) such Indebtedness shall not be amended or modified without the prior written consent of the Administrative Agent, (vii) such Indebtedness shall not be assigned or otherwise transferred, in whole or in part, or encumbered in any manner whatsoever by HCR, Alterra or the Parent, as applicable, and (VII) the interest rate on any such Indebtedness shall not exceed the Prime Rate (as published in The Wall Street Journal) plus 2% per annum.

                  (e) the unsecured subordinated Indebtedness of the Initial Pool A Borrowers (other than Clare Bridge Parma and Clare Bridge Westchase) in the amounts identified on Schedule 8.11(e) owing to Health Care Retirement Corporation, provided that (i) such Indebtedness shall be subordinated to the Loans pursuant to subordination terms (including, without limitation, (x) assignment of bankruptcy voting rights and (y) prohibition on acceleration until the Loans shall have been accelerated) satisfactory in form and substance to the Administrative Agent, (ii) such Indebtedness with respect to any such Initial Pool A Borrower (other than Clare Bridge Jefferson) (together with any such Indebtedness of such Initial Pool A Borrower referred to in subsections (c) and (d) above) shall not exceed an aggregate principal amount of $550,000 at any one time outstanding, (iii) such Indebtedness with respect to Clare Bridge Jefferson (together with any such Indebtedness of Clare Bridge Jefferson referred to in subsections
         (c) and (d) above) shall not exceed $600,000 at any one time outstanding, (iv) the aggregate subordinated Indebtedness of the Borrowers taken as a whole referred to in subsections (d) and (e) hereof shall not exceed $5,000,000 in the aggregate principal amount outstanding at any time outstanding, (v) no part of the principal amount of such Indebtedness shall have a maturity date earlier than one month following the Maturity Date, (vi) such Indebtedness shall not be amended or modified without the prior written consent of the Administrative Agent, (vii) such Indebtedness shall not be assigned or otherwise transferred, in whole or in part, or encumbered in any manner whatsoever by Health Care Retirement Corporation and (viii) the interest rate on any such Indebtedness shall not exceed the Prime Rate (as published in the Wall Street Journal) plus 2% per annum.

         8.2      LIENS.

         No Operative Party will, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Lien with respect to any of its Property, whether now owned or after acquired, except for Permitted Liens.


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         8.3      NATURE OF BUSINESS.

         No Borrower will engage in any business other than (a) the acquisition (as applicable) construction, development or refinancing and operation of its respective Facility and (b) entering into and performance of the Credit Documents to which it is a party. The Parent shall not engage in any business, activity or operation other than (a) the ownership of Capital Stock permitted by
Section 8.6 and (b) entering into and performance of the Credit Documents to which it is a party.

         8.4      CONSOLIDATION, MERGER, DISSOLUTION, ETC.

         Except as provided in Section 8.5 below, no Operative Party will, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution). Furthermore, none of the Borrowers shall form any Subsidiaries. The Parent shall also not form any Subsidiaries, and the Parent shall not own any assets other than (i) ten percent (10%) of the Capital Stock of each Pool A Borrower, (ii) ten percent (10%) of the Capital Stock of each Pool B Borrower, (iii) ten percent of the Capital Stock of each Pool C Borrower, and (iv) ten percent (10%) of the Capital Stock of any Person which shall become a Borrower in accordance with the terms of Section 2.3 within 30 days of the initial investment by the Parent in such Person.

         8.5      ASSET DISPOSITIONS.

         No Operative Party will, nor will it permit any of its Subsidiaries to, make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) other than (i) the sale of assets (other than any Facility) in the ordinary course of business for fair consideration (ii) the sale or disposition of assets (other than any Facility) no longer used or useful in the conduct of such Person's business and (iii) the sale of non-material assets (other than any Facility) for fair consideration.

         Notwithstanding the foregoing paragraph, a Borrower may sell a Facility and obtain the release of the Administrative Agent's security interest, for the benefit of the Lenders, with respect to such Facility provided (i) no Default (other than a Default which the applicable Borrower is attempting to remedy by removing such Facility as Collateral in accordance with the terms of this
Section 8.5) or Event of Default exists before or after giving effect to any such sale, (ii) after giving effect to any such sale on a pro forma basis, as if such sale had occurred on the first day of the four fiscal quarter period most recently ending, the Borrowers are in compliance with Section 7.11 (such compliance to be evidenced by the delivery to the Administrative Agent prior to consummating such sale of a certificate of each of the chief financial officers of the Designated Borrowers demonstrating compliance with the financial covenants contained in Section 7.11), (iii) such Facility is sold pursuant to the terms and conditions of an arms-length contract for fair market value, (iv) to the extent such Borrower has any Revolving Loans outstanding hereunder, the proceeds received from such disposition of such Facility are applied to prepay such Revolving Loans borrowed by such Borrower in full in accordance with
Section 3.3(b)(ii) and (v) the Borrowing Base shall continue to exceed the amount of Revolving Loans outstanding after giving effect to any such sale (to be evidenced by the delivery to the Administrative Agent


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



prior to consummating such sale of a Borrowing Base Certificate certified by each of the chief financial officers of the Designated Borrowers to be true and correct).

         Notwithstanding the terms of Section 8.4 and Section 8.5 to the contrary, the Parent and the limited partners of a Borrower may (i) sell the Capital Stock of such Borrower or (ii) merge such Borrower with and into a successor entity and obtain the release of the Administrative Agent's security interest, for the benefit of the Lenders, with respect to the Facility owned by such Borrower provided (A) no Default (other than a Default which the Parent and the limited partners of the applicable Borrower are attempting to remedy by removing the Facility of such Borrower as Collateral in accordance with the terms of this Section 8.5) or Event of Default exists before or after giving effect to any such disposition of Capital Stock or merger, as applicable, (B) after giving effect to any such disposition of Capital Stock or merger, as applicable, on a pro forma basis, as if such merger or disposition had occurred on the first day of the four fiscal quarter period most recently ending the Borrowers are in compliance with Section 7.11 (such compliance to be evidenced by the delivery to the Administrative Agent prior to consummating such disposition or merger, as applicable, of a certificate of each of the chief financial officers of the Designated Borrowers demonstrating compliance with the financial covenants contained in Section 7.11), (C) such Capital Stock is sold or such merger is consummated, as applicable, pursuant to the terms and conditions of an arms-length contract for fair market value, (D) to the extent such Borrower has any Revolving Loans outstanding hereunder, the proceeds received from such disposition of Capital Stock or merger, as applicable, are applied to prepay such Revolving Loans borrowed by such Borrower in accordance with Section 3.3(b)(ii) and (E) after giving effect to any such disposition of Capital Stock or merger, as applicable, the Borrowing Base shall continue to exceed the amount of Revolving Loans outstanding (to be evidenced by the delivery to the Administrative Agent prior to consummating such disposition or merger, as applicable, of a Borrowing Base Certificate certified by each of the chief financial officers of the Designated Borrowers to be true and correct).

         Upon the sale of assets permitted by this Section 8.5, the Administrative Agent shall deliver to the applicable Borrower (and the Lenders hereby authorize the Administrative Agent to), upon such Borrower's request and at such Borrower's expense, such documentation as is reasonably necessary to evidence the release of the Administrative Agent's security interest in such assets.

         8.6      INVESTMENTS.

         The Operative Parties will not, nor will they permit any of their Subsidiaries to, make any Investments, except for Permitted Investments.

         8.7      RESTRICTED PAYMENTS.

         The Operative Parties will not, nor will they permit any of their Subsidiaries to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) a Borrower may make cash dividends or other cash distributions payable to any shareholder of such Borrower with proceeds received by such Borrower pursuant to a sale of a Facility in accordance with the


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

terms of Section 8.5 so long as the Revolving Loans borrowed hereunder with respect to such Facility have been repaid in full in accordance with the terms of Section 3.3(b)(ii), (c) a Borrower may make cash dividends or other cash distributions payable to its shareholders to the extent such cash dividends or cash distributions are required pursuant to the terms of such Borrower's organizational documents and (d) the Parent may make cash dividends or cash distributions payable to HCR and Alterra.

         8.8      PREPAYMENTS OF INDEBTEDNESS, ETC.

         The Operative Parties will not, nor will they permit any of their Subsidiaries to, (a) after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness (other than trade debt incurred in the ordinary course of business) if such amendment or modification would add or change any terms in a manner adverse to the obligor of such Indebtedness, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof, or (b) make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any other Indebtedness.

         8.9      TRANSACTIONS WITH AFFILIATES.

         Except for the Management Agreements and the Development Agreements, the Operative Parties will not, nor will they permit any of their Subsidiaries to, enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Subsidiary or Affiliate of such Person other than (i) normal compensation and reimbursement of expenses of officers and directors and (ii) except as otherwise specifically limited in this Credit Agreement, other transactions which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

         8.10     FISCAL YEAR; ORGANIZATIONAL DOCUMENTS.

         The Operative Parties will not, nor will they permit any of their Subsidiaries to, (a) change its fiscal year without the prior written consent of the Required Lenders or (b) amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) or partnership agreement (or other similar document) in any manner that would reasonably be likely to adversely affect the Lenders.

         8.11     LIMITATION ON RESTRICTED ACTIONS.

         The Operative Parties will not, nor will they permit any of their Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions


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to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Operative Party, (c) make loans or advances to any Operative Party, (d) sell, lease or transfer any of its properties or assets to any Operative Party, or (e) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents or (ii) applicable law.

         8.12     SALE LEASEBACKS.

         The Operative Parties will not, nor will they permit any of their Subsidiaries to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which such Operative Party or its Subsidiary has sold or transferred or is to sell or transfer to any Person or
(b) which such Operative Party or its Subsidiary intends to use for substantially the same purpose as any other Property which has been sold or is to be sold or transferred by such Operative Party or its Subsidiary to another Person in connection with such lease.

         8.13     NO FURTHER NEGATIVE PLEDGES.

         The Operative Parties will not, nor will they permit any of their Subsidiaries to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except pursuant to this Credit Agreement and the other Credit Documents.

         8.14     CONSTRUCTION.

         The Operative Parties will not permit the commencement of construction of any Eligible Project if the Eligible Project Loan Amount for such Eligible Project exceeds the sum of (a) the amount of Revolving Loans available to be drawn hereunder plus (b) the amount of equity investments made by the partners of the applicable Borrower in the applicable Borrower which owns such Eligible Project (the receipt of which shall be evidenced by certificate delivered to the Administrative Agent by the applicable Borrower in a form satisfactory to the Administrative Agent). Furthermore, the Operative Parties hereby agree that all such equity investments referenced in the preceding sentence shall be expended on the acquisition and/or construction, development and working capital needs or refinancing of the applicable Eligible Project prior to using any proceeds from the Revolving Loans for the acquisition and/or construction, development and working capital needs or refinancing of such Eligible Project.

         8.15     CHANGES TO PLANS AND SPECIFICATIONS.


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         After (a) the review of a Development Budget by the Engineer and (b)
the recommendation by the Engineer to the Administrative Agent that such Development Budget is acceptable, the Borrowers shall not permit any change order (i) increasing the price of the improvements for an Eligible Project by more than $50,000 for any one change order, (ii) increasing the price of the improvements for an Eligible Project by more than 10% of the total hard cost portion of the Development Budget or (iii) materially altering the scope of the improvements without the prior written consent of the Administrative Agent (which consent will not be unreasonably withheld).

         8.16     TRANSFER OF PARTNERSHIP INTERESTS.

         The Operative Parties (other than the Initial Pool A Borrowers) will not permit their organizational documents (or any other contract or agreement) to give any shareholder of any Operative Party any put rights with respect to the Capital Stock of such Operative Party; provided, however, the Lenders hereby acknowledge that the shareholders of the Initial Pool A Borrowers have the right under the respective partnership agreements of the Initial Pool A Borrowers to require Alterra to purchase 100% of the Capital Stock of any Initial Pool A Borrower from such shareholders at any time from and after the first anniversary of the date of the first resident occupancy at the applicable Eligible Project.


                                    SECTION 9

                                EVENTS OF DEFAULT


         9.1      EVENTS OF DEFAULT.

         (a) An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

                  (i)      Payment.  Any Operative Party shall

                           (A) default in the payment when due of any principal
                  of any of the Loans, or

                           (B) default, and such default shall continue for
                  three (3) or more Business Days, in the payment when due of any interest on the Loans, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

                  (ii) Representations. Any representation, warranty or statement made or deemed to be made by HCR, Alterra or the Parent with respect to itself only but not on behalf of any Borrower herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or


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



                  (iii) Covenants.

                           (A) The Parent shall default in the due performance
                  or observance with respect to itself only but not with respect to any Borrower of any term, covenant or agreement contained in Sections 7.2, 7.4 or 8.1 through 8.15, inclusive;

                           (B) The Parent shall default in the due performance
                  or observance of any term, covenant or agreement contained in Sections 7.1(a) or (b) and such default shall continue unremedied for a period of at least 5 days after the earlier of a responsible officer of the Parent becoming aware of such default or notice thereof by the Administrative Agent;

                           (C) (I) Any Operative Party shall default in the due
                  performance or observance of any term, covenant or agreement contained in Section 7.11(a) and such default shall continue unremedied for a period of at least 60 days after the earlier of a responsible officer of the Parent or a Borrower becoming aware of such default or notice thereof by the Administrative Agent (a default in the due performance or observance of Section 7.11(a) may be remedied by the Borrowers by either adding Eligible Projects and/or Stabilized Eligible Projects as Collateral or removing as Collateral in accordance with the terms of Section 8.5 those Facilities which fail to constitute Eligible Projects or Stabilized Eligible Projects, as applicable;

                               (II) Any Operative Party shall default in
                  the due performance or observance of any term, covenant or agreement contained in Section 7.11(b) and such default shall continue unremedied for a period of at least 60 days after the earlier of a responsible officer of the Parent or a Borrower becoming aware of such default or notice thereof by the Administrative Agent (a default in the due performance or observance of Section 7.11(b) may be remedied by the Borrowers by removing as Collateral in accordance with the terms of
                  Section 8.5 those Facilities which fail to constitute Stabilized Eligible Projects;

                           (D) The Parent shall default with respect to itself
                  only (but not with respect to any Borrower) in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (i), (ii), (iii)(A), (iii)(B) or (iii)(C) of this Section 9.1(a)) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of the Parent becoming aware of such default or notice thereof by the Administrative Agent; or

                  (iv) Other Credit Documents. (A) HCR, Alterra or the Parent shall default with respect to itself but not with respect to any Borrower in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any), or (B) any Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the Liens, rights,


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
         powers and privileges purported to be created thereby, or any Credit Party shall so state in writing; or

                  (v) Guaranties. The guaranty given by any Guarantor hereunder or any of the Guaranty Agreements or any provision thereof shall cease to be in full force and effect, or any Guarantor hereunder or any of the Guaranty Agreements or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; or

                  (vi) Bankruptcy, etc. Any Bankruptcy Event shall occur with respect to any Operative Party or any of its Subsidiaries; or

                  (vii)   Defaults under Other Agreements.

                           (A) The Parent shall default in the performance or
                  observance (beyond the applicable grace period with respect thereto, if any) of any material obligation or condition of any material contract or lease; or

                           (B) With respect to any Indebtedness (other than
                  Indebtedness outstanding under this Credit Agreement) in excess of $100,000 of the Parent (A) the Parent shall default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, (B) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or
                  (C) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof.

                  (viii) Judgments. One or more judgments or decrees shall be entered against the Parent involving a liability of $250,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

                  (ix) ERISA. Any of the following events or conditions, if such event or condition could reasonably be expected to have a Material Adverse Effect: (i) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any Operative Party, any of its Subsidiaries or any ERISA Affiliate in favor of the PBGC or a Plan; (ii) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent,


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

         likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iii) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (A) the termination of such Plan for purposes of Title IV of ERISA, or (B) any Operative Party, any of its Subsidiaries or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency or (within the meaning of Section 4245 of ERISA) such Plan; or (iv) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any Operative Party, any of its Subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) or ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Operative Party, any of its Subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

                  (x)    Ownership.  There shall occur a Change of Control; or

                  (xi) HCR/Alterra Guaranties. (i) There shall occur a default or event of default under the Alterra Guaranty Agreement or (ii) there shall occur a default or event of default under the HCR Guaranty Agreement; or

                  (xii) Management Agreements. (i) There shall occur a default under any Management Agreement, or (ii) any Management Agreement shall be terminated without the prior written consent of the Required Lenders; or

                  (xiii) Pool A Event of Default. Any Pool A Event of Default shall continue unremedied for a period of at least 60 days; or


                  (xiv) Pool B Event of Default. Any Pool B Event of Default shall continue unremedied for a period of at least 60 days; or


                  (xv) Pool C Event of Default. Any Pool C Event of Default shall continue unremedied for a period of at least 60 days.


         (b) A Pool A Event of Default shall exist upon the occurrence of any of the following specified events (each a "Pool A Event of Default"):

                  (i) Representations. Any representation, warranty or statement made or deemed to be made by any Pool A Borrower herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

                  (ii)   Covenants.  Any Pool A Borrower shall

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



                    (A) default in the due performance or observance with
              respect to itself or any of its Subsidiaries of any term, covenant or agreement contained in Sections 7.2, 7.4, 7.9, 7.13, 7.15 or
              8.1 through 8.15, inclusive;

                    (B) default in the due performance or observance of any
              term, covenant or agreement contained in Section 8.16 and such default shall continue unremedied for a period of at least 60 days after the earlier of a responsible officer of the Parent or a Pool A Borrower becoming aware of such default or notice thereof by the Administrative Agent, or

                    (C) default in the due performance or observance with
              respect to itself or any of its Subsidiaries of any term, covenant or agreement (other than those referred to in subsections (i), (ii)(A) or (ii)(B) of this Section 9.1(b)) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of a Pool A Borrower becoming aware of such default or notice thereof by the Administrative Agent; or

              (iii) Other Credit Documents. Any Pool A Borrower shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any); or

              (iv)  Defaults under Other Agreements.

                    (A) Any Pool A Borrower shall default in the performance or observance (beyond the applicable grace period with respect thereto, if any) of any material obligation or condition of any material contract or lease; or

                    (B) With respect to any Indebtedness (other than
              Indebtedness outstanding under this Credit Agreement) in excess of $100,000 of any Pool A Borrower (A) such Pool A Borrower shall default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness,
              (B) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (C) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof.

              (v) Judgments. One or more judgments or decrees shall be entered against any Pool A Borrower involving a liability of $100,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have



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

         been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

              (vi) Put Obligations. The shareholders of more than five (5) of the fourteen (14) Initial Pool A Borrowers exercise their option to require Alterra to purchase the Capital Stock of such Initial Pool A Borrowers.

         (c) A Pool B Event of Default shall exist upon the occurrence of any of the following specified events (each a "Pool B Event of Default"):

              (i) Representations. Any representation, warranty or statement made or deemed to be made by any Pool B Borrower herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

              (ii)  Covenants.  Any Pool B Borrower shall

                    (A) default in the due performance or observance with
              respect to itself of any term, covenant or agreement contained in Sections 7.2, 7.4, 7.9, 7.13, 7.15, 7.18 or 8.1 through 8.16, inclusive;

                    (B) default in the due performance or observance with
              respect to itself of any term, covenant or agreement (other than those referred to in subsections (i) or (ii)(A) of this Section 9.1(c)) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of the Parent or a Pool B Borrower becoming aware of such default or notice thereof by the Administrative Agent; or

              (iii) Other Credit Documents. Any Pool B Borrower shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any); or

              (iv)  Defaults under Other Agreements.

                    (A) Any Pool B Borrower shall default in the performance or observance (beyond the applicable grace period with respect thereto, if any) of any material obligation or condition of any material contract or lease; or

                    (B) With respect to any Indebtedness (other than
              Indebtedness outstanding under this Credit Agreement) in excess of $100,000 of any Pool B Borrower (A) such Pool B Borrower shall default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness,
              (B) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition


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

              shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (C) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

              (v) Judgments. One or more judgments or decrees shall be entered against any Pool B Borrower involving a liability of $100,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof.

         (d) A Pool C Event of Default shall exist upon the occurrence of any of the following specified events (each a "Pool C Event of Default"):

              (i) Representations. Any representation, warranty or statement made or deemed to be made by any Pool C Borrower herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

              (ii)  Covenants.  Any Pool C Borrower shall

                    (A) default in the due performance or observance with
              respect to itself or any of its Subsidiaries of any term, covenant or agreement contained in Sections 7.2, 7.4, 7.9, 7.13, 7.15, 7.18 or 8.1 through 8.16, inclusive;

                    (B) default in the due performance or observance with
              respect to itself or any of its Subsidiaries of any term, covenant or agreement (other than those referred to in subsections (i) or (ii)(A) of this Section 9.1(c)) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of the Parent or any Pool C Borrower becoming aware of such default or notice thereof by the Administrative Agent; or

              (iii) Other Credit Documents. Any Pool C Borrower shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any); or

              (iv)  Defaults under Other Agreements.

                    (A) Any Pool C Borrower shall default in the performance or observance (beyond the applicable grace period with respect thereto, if any) of any material obligation or condition of any material contract or lease; or


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                    (B) With respect to any Indebtedness (other than
              Indebtedness outstanding under this Credit Agreement) in excess of $100,000 of any Pool C Borrower (A) such Pool C Borrower shall default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness,
              (B) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (C) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof.

              (v) Judgments. One or more judgments or decrees shall be entered against any Pool C Borrower involving a liability of $100,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof.

         9.2  ACCELERATION; REMEDIES.

         Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the requisite Lenders (pursuant to the voting requirements of Section 11.6) or cured to the satisfaction of the requisite Lenders (pursuant to the voting procedures in Section 11.6), the Administrative Agent shall, upon the request and direction of the Required Lenders, by written notice to the Credit Parties, take any of the following actions:

              (a) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

              (b) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans and any and all other indebtedness or obligations of any and every kind owing by the Credit Parties to the Administrative Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties.

              (c) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off.


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

         Notwithstanding the foregoing, if an Event of Default specified in
Section 9.1(a)(vi) shall occur with respect to a Credit Party, then the Commitments shall automatically terminate and all Loans, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Administrative Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without the giving of any notice or other action by the Administrative Agent or the Lenders.

         Notwithstanding anything contained herein to the contrary, the Administrative Agent and the Lenders shall not take any of the actions referenced above in subsections (a), (b) or (c) of this Section 9.2 following the occurrence of a Pool A Event of Default, a Pool B Event of Default or a Pool C Event of Default; provided, however, the Administrative Agent and the Lenders shall be free to exercise any of the rights and remedies identified in this
Section 9.2 on account of any such Pool A Event of Default, Pool B Event of Default or Pool C Event of Default (x) if any such Pool A Event of Default, Pool B Event of Default or Pool C Event of Default is not remedied within 60 days of the occurrence of such Pool A Event of Default, Pool B Event of Default or Pool C Event of Default respectively or (y) upon the occurrence of an Event of Default which has not been waived by the requisite Lenders (pursuant to the voting requirements of Section 11.6).


                                   SECTION 10

                                AGENCY PROVISIONS

         10.1  APPOINTMENT, POWERS AND IMMUNITIES.

               (a) Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent under this Credit Agreement and the other Credit Documents with such powers and discretion as are specifically delegated to the Administrative Agent by the terms of this Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 10.5 and the first sentence of Section 10.6 hereof shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Credit Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Credit Document or any certificate or other document referred to or provided for in, or received by any of them under, any Credit Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Credit Document, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or Affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Credit Document;

         and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Credit Document, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent agrees that it will administer the Loans and the Credit Documents in a manner consistent with that ordinarily employed by the Administrative Agent in the administration of similar loans for its own account.

               (b) Each Lender hereby consents to and approves the terms of the Alterra Guaranty Agreement and the HCR Guaranty Agreement. By execution hereof, the Lenders authorize and direct the Administrative Agent to enter into the Alterra Guaranty Agreement and the HCR Guaranty Agreement on behalf of the Lenders.

         10.2  RELIANCE BY ADMINISTRATIVE AGENT.

               (a) The Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 11.3(b) hereof. As to any matters not expressly provided for by this Credit Agreement, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to any Credit Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

               (b) For purposes of determining compliance with the conditions specified in Section 5.1, each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.


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

         10.3  DEFAULTS.

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received written notice from a Lender or a Credit Party specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

         10.4  RIGHTS AS A LENDER.

         With respect to its Commitment and the Loans made by it, Bank of America (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Bank of America (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or any of its Subsidiaries or Affiliates as if it were not acting as Administrative Agent, and Bank of America (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or Affiliates for services in connection with this Credit Agreement or otherwise without having to account for the same to the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding a Credit Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of a Credit Party or any of its Subsidiaries) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them.

         10.5  INDEMNIFICATION.

         The Lenders agree to indemnify the Administrative Agent and each of its Affiliates (to the extent not reimbursed under Section 11.5 hereof, but without limiting the obligations of the Credit Parties under such Section) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent or any of its Affiliates (including by any Lender) in any way relating to or arising out of any Credit Document or the transactions contemplated thereby or any action taken or omitted by the Administrative Agent or any of its Affiliates under any Credit Document (including any of the foregoing arising from the negligence of the Administrative Agent or any of its Affiliates); provided that no



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

Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified or the breach by any such Person of its obligations under the Credit Documents. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent and each of its Affiliates promptly upon demand for its ratable share of any costs or expenses payable by the Credit Parties under
Section 11.5, to the extent that the Administrative Agent or any of its Affiliates is not promptly reimbursed for such costs and expenses by the Credit Parties. The agreements in this Section 10.5 shall survive the repayment of the Loans and other obligations under the Credit Documents and the termination of the Commitments hereunder.

         10.6  NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS.

         Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Credit Parties and their Subsidiaries and decision to enter into this Credit Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Credit Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or any of its Subsidiaries or Affiliates that may come into the possession of the Administrative Agent or any of its Affiliates.

         10.7  SUCCESSOR ADMINISTRATIVE AGENT.

         The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Credit Parties. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. If no successor Administrative Agent has accepted appointment as Administrative Agent within thirty (30) days after the retiring Administrative Agent's giving notice of resignation, the retiring Administrative Agent's resignation shall nevertheless become effective and the Lenders shall perform all duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 10 shall



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

continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.


                                   SECTION 11

                                  MISCELLANEOUS

         11.1  NOTICES.

         Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Credit Parties and the Administrative Agent, set forth below, and, in the case of the Lenders, set forth on Schedule 2.1(a)(i), or at such other address as such party may specify by written notice to the other parties hereto:

         if to HCR:

               Manor Care, Inc.
               One Seagate
               Toledo, Ohio  43604-2616
               Attn:  Geoffrey Meyers
               Telephone:  (419) 252-5549
               Telecopy:    (419) 252-5564

         if to Alterra:

               Alterra Healthcare Corporation
               450 North Sunnyslope Road, Suite 300
               Brookfield, Wisconsin  53005
               Attn:  Mark Ohlendorf
               Telephone:  (414) 641-7432
               Telecopy:  (414) 789-6677

         if to the Parent:

               HCR/Alterra Development, LLC
               One Seagate
               Toledo, Ohio  43604-2616
               Attn:  Douglas Haag
               Telephone:  (419) 252-5710
               Telecopy:  (419) 252-5571



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

         with a copy to:

               HCR/Alterra Development, LLC
               450 North Sunnyslope Road, Suite 53005
               Brookfield, Wisconsin  53005
               Attn:  Mark Ohlendorf
               Telephone:  (414) 641-7432
               Telecopy:  (414) 789-6677

         if to any Borrower:

               c/o HCR/Alterra Development, LLC
               450 North Sunnyslope Road, Suite 53005
               Brookfield, Wisconsin  53005
               Attn:  Mark Ohlendorf
               Telephone:  (414) 641-7432
               Telecopy:  (414) 789-6677

         if to the Administrative Agent:

               Bank of America, N. A.
               Independence Center, 15th Floor
               NC1-001-15-04
               101 N. Tryon Street
               Charlotte, North Carolina  28255
               Attn:  Agency Services
               Telephone:  (704) 386-9371
               Telecopy:    (704) 409-0023

         with a copy to:

               Bank of America, N. A.
               700 Louisiana Street, 8th Floor
               Houston, Texas 77002
               Attn: Scott Singhoff
               Telephone:  (713) 247-6961
               Telecopy:    (713) 247-6719
         with a copy to:

               Bank of America, N. A.
               Agency Management #10831
               CA5-701-12-09
               1455 Market Street, 12th Floor
               San Francisco, California  94103
               Attn:  Christine Cordi
               Telephone:  (415) 436-2790
               Telecopy:    (415) 436-3425

         11.2  RIGHT OF SET-OFF; ADJUSTMENTS.

         Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its Affiliates) to or for the credit or the account of any Operative Party against any and all of the obligations of such Person now or hereafter existing under this Credit Agreement, under the Notes, under any other Credit Document or otherwise, irrespective of whether such Lender shall have made any demand hereunder or thereunder and although such obligations may be unmatured. Each Lender agrees promptly to notify any affected Operative Party after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 11.2 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

         11.3  BENEFIT OF AGREEMENT.

               (a) This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign or transfer any of its interests and obligations without prior written consent of the Lenders; provided further that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this
         Section 11.3.

               (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); provided, however, that

                   (i)   each such assignment shall be to an Eligible Assignee;

                   (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Credit Agreement, any such partial assignment shall be in an amount at least equal to


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


               $10,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) or an integral multiple of $1,000,000 in excess thereof;

                   (iii) each such assignment by a Lender shall be of a
               constant, and not varying, percentage of all of its rights and obligations under this Credit Agreement and the Notes; and

                   (iv) the parties to such assignment shall execute and deliver to (A) the Administrative Agent for its acceptance an Assignment and Acceptance in the form of Exhibit 11.3(b) hereto and (B) so long as no Event of Default shall have occurred and be continuing at the time of such assignment, the Designated Borrowers for their acceptance (such acceptance not to be unreasonably withheld) an Assignment and Acceptance in the form of Exhibit 11.3(b), together with any Note subject to such assignment and a processing fee of $3,500.

         Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Credit Agreement. Upon the consummation of any assignment pursuant to this Section 11.3(b), the assignor, the Administrative Agent and the Credit Parties shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not a United States person under
         Section 7701(a)(30) of the Code, it shall deliver to the Credit Parties and the Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.11.

               (c) The Administrative Agent shall maintain at its address referred to in Section 11.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Credit Parties, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Credit Parties or any Lender at any reasonable time and from time to time upon reasonable prior notice.

               (d) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit 11.3(b) hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

               (e) Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Credit Agreement

         (including all or a portion of its Commitment or its Loans); provided, however, that (i) such Lender's obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Sections 3.7 through 3.12, inclusive, and the right of set-off contained in Section 11.2, and (iv) the Credit Parties shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement, and such Lender shall retain the sole right to enforce the obligations of the Credit Parties relating to the Credit Party Obligations owing to such Lender and to approve any amendment, modification, or waiver of any provision of this Credit Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, or extending its Commitment).

               (f) Notwithstanding any other provision set forth in this Credit Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

               (g) Any Lender may furnish any information concerning the Credit Parties in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.14 hereof.

         11.4  NO WAIVER; REMEDIES CUMULATIVE.

         No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Administrative Agent or any Lender and any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Credit Parties to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         11.5  EXPENSES; INDEMNIFICATION.

         (a) The Operative Parties jointly and severally agree to pay on demand all costs and expenses of the Administrative Agent in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Credit Agreement, the other Credit Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Documents. The Operative Parties further jointly and severally agree to pay on demand all costs and expenses of the Administrative Agent and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) and attempted enforcement of the Credit Documents and the other documents to be delivered hereunder and the preservation of any rights and remedies under this Credit Agreement or any other Credit Document during the existence of an Event of Default or after the acceleration of the Loans (including, without limitation) in connection with any "workout" or restructuring regarding the Loans, and including, without limitation, any insolvency proceeding or appellate proceeding).

         (b) The Operative Parties jointly and severally agree to indemnify and hold harmless the Administrative Agent and each Lender and each of their Affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Credit Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans (including to the extent arising from the negligence of the Indemnified Party), except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 11.5 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any of the Operative Parties, their respective directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Operative Parties agree not to assert any claim against the Administrative Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Credit Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

         (c) Without prejudice to the survival of any other agreement of the Operative Parties hereunder, the agreements and obligations of the Operative Parties contained in this Section 11.5 shall survive the repayment of the Loans and other obligations under the Credit Documents and the termination of the Commitments hereunder.

         11.6  AMENDMENTS, WAIVERS AND CONSENTS.

         Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrowers, provided, however, that:

               (i) without the consent of each Lender affected thereby, neither this Credit Agreement nor any other Credit Document may be amended to

                   (a) extend the final maturity of any Loan or any portion thereof,

                   (b) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or Fees hereunder,

                   (c) reduce or waive the principal amount of any Loan or any portion thereof,

                   (d) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

                   (e) release any Facility (provided that the Administrative Agent may, without consent from any other Lender, release any Collateral (including without limitation any Facility or Capital Stock owned by the Parent in any Borrower) that is sold or transferred by a Borrower or the Parent, as applicable, in conformance with Section 8.4 and 8.5),

                   (f) release a Borrower or any Credit Party from its or their obligations under the Credit Documents (provided that the Administrative Agent may, without consent from any other Lender, release a Borrower in conformance with Section 2.5),

                   (g)  amend, modify or waive any provision of this Section
               11.6 or Section 3.5(b), 3.13, 3.14, 3.15, 3.17, 9.1(a)(i), 11.2,
               11.3, 11.5 or 11.9,

                   (h) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders, or

                   (i) amend (x) the requirement contained in Section 2.1 that the sum of the aggregate principal amount of Revolving Loans used to construct or refinance an Eligible Project not exceed such Eligible Project's Eligible Project Loan Amount or (y) the definition of Eligible Project Loan Amount contained in Section 1.1(a), or

                   (j) consent to the assignment or transfer by a Borrower or all or substantially all of the other Credit Parties of any of its or their rights and obligations under (or in respect of) the Credit Documents except as permitted thereby; and

               (ii) without the consent of the Administrative Agent, no provision of Section 10 may be amended.

         Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and
         (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

         11.7  COUNTERPARTS.

         This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Credit Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

         11.8  HEADINGS.

         The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

         11.9  SURVIVAL.

         All indemnities set forth herein, including, without limitation, in
Section 3.11, 3.12, 10.5 or 11.5 shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the repayment of the Loans and other obligations under the Credit Documents and the termination of the Commitments hereunder and all representations and warranties made by the Operative Parties herein shall survive delivery of the Notes and the making of the Loans hereunder.

         11.10 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.

               (a) THIS CREDIT AGREEMENT AND, UNLESS OTHERWISE EXPRESSLY PROVIDED THEREIN, THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of New York, or of the United States for the Southern District of New York, and, by execution and delivery of this Credit Agreement, each of the Operative Parties, the Administrative Agent and the Lenders hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Operative Parties, the Administrative Agent and the Lenders further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of the Administrative Agent or any Lender to (i) serve process or to commence legal proceedings in any other manner permitted by law or (ii) commence legal proceedings, exercise rights or otherwise proceed against the Collateral in any other jurisdictions as permitted by law or as deemed necessary or appropriate by the Administrative Agent or any Lender. Nothing herein shall affect the rights of the Operative Parties to serve process or to commence legal proceedings in any other manner permitted by law.

               (b) Each of the Operative Parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

               (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE AGENT, THE LENDERS, EACH OF THE Operative PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         11.11 SEVERABILITY.

         If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         11.12 ENTIRETY.

         This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         11.13 BINDING EFFECT; TERMINATION.

               (a) This Credit Agreement shall become effective at such time when all of the conditions set forth in Section 5.1 have been satisfied or waived by the Lenders and it shall have been executed by each Operative Party and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of each Operative Party, the Administrative Agent and each Lender and their respective successors and assigns.

               (b) The term of this Credit Agreement shall be until no Loans or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding, all of the Credit Party Obligations (other than contingent indemnification obligations which survive) have been irrevocably satisfied in full and all of the Commitments hereunder shall have expired or been terminated.

         11.14 CONFIDENTIALITY.

         The Administrative Agent and each Lender (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by the Operative Parties pursuant to this Credit Agreement that is marked confidential; provided that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Credit Agreement, (g) to the extent necessary, in connection with any litigation to which such Lending Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Credit Agreement or any other Credit Document, and (i) subject to provisions substantially similar to those contained in this Section 11.14, to any actual or proposed participant or assignee.

         11.15 CONFLICT.

         To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.

         11.16 SOURCE OF FUNDS.

         Each of the Lenders hereby represents and warrants to the Borrowers that at least one of the following statements is an accurate representation as to the source of funds to be used by such Lender in connection with the financing hereunder:

               (a) no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest;

               (b) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrowers the name of each employee benefit plan whose assets in such account exceed 10% of the total assets of such account as of the date of such purchase (and, for purposes of this subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

               (c) to the extent that any part of such funds constitutes assets of an insurance company's general account, such insurance company has complied with all of the requirements of the regulations issued under
         Section 401(c)(1)(A) of ERISA; or

               (d) such funds constitute assets of one or more specific benefit plans which such Lender has identified in writing to the Borrowers.

As used in this Section 11.15, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

         11.17 RELEASE OF LIENS.

               The Lenders hereby agree that the Administrative Agent shall (upon the request and at the expense of Clare Bridge Parma) take such action as is necessary to release the Administrative Agent's security interest in the Parma Vacant Land; provided, (i) no Default or Event of Default shall have occurred and be continuing, (ii) Clare Bridge Parma shall first cause the Parma Vacant Land to be subdivided in accordance with applicable law from the land on which the Facility in Parma, Ohio is located and such Parma Vacant Land shall be a separate parcel of land for all building, subdivision, zoning and taxing purposes, (iii) the land on which the Facility in Parma, Ohio is located is a platted and subdivided parcel upon which the Administrative Agent may maintain a legally enforceable first priority perfected lien, (iv) the land on which the Facility in Parma, Ohio is located shall continue to remain subject to the Administrative Agent's security interest pursuant to the applicable Mortgage and shall be of a sufficient size and nature in the reasonable opinion of the Administrative Agent for the operation of the Facility in Parma, Ohio, (v) to the extent reasonably required, an appropriate reciprocal easement agreement or other agreements shall be executed and recorded to ensure the integrated use and operation of the Facility in Parma, Ohio and the Parma Vacant Land, (vi) title to the Parma Vacant Land shall have been or simultaneously shall be conveyed to a person or entity other than Clare Bridge Parma, (vii) all agreements and instruments to be delivered to Administrative Agent in connection with the release of the Parma Vacant Land shall be in form and substance reasonably satisfactory to Administrative Agent and
         (viii) Clare Bridge Parma shall pay all costs reasonably incurred by Administrative Agent (including, but not limited to, reasonable attorneys' fees and disbursements, title search costs and endorsement premiums) in connection with the review, execution and delivery of the release of the Parma Vacant Land.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:                             CLARE BRIDGE OF AKRON L.P.,
                                       a Delaware limited partnership

                                       By: HCR/Alterra Development, LLC,
                                       a Delaware limited liability company, its
                                       sole general partner


                                       By:      /s/Mark W. Ohlendorf
                                          -------------------------------
                                       Name:    Mark W. Ohlendorf
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       By:      /s/Douglas G. Haas
                                          -------------------------------
                                       Name:    Douglas G. Haas
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       CLARE BRIDGE OF ARLINGTON L.P.,
                                       a Delaware limited partnership

                                       By: HCR/Alterra Development, LLC,
                                       a Delaware limited liability company, its
                                       sole general partner

                                       By:      /s/Mark W. Ohlendorf
                                          -------------------------------
                                       Name:    Mark W. Ohlendorf
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       By:      /s/Douglas G. Haas
                                          -------------------------------
                                       Name:    Douglas G. Haas
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       CLARE BRIDGE OF BAINBRIDGE L.P., a
                                       Delaware limited partnership

                                       By: HCR/Alterra Development, LLC
                                       a Delaware limited liability company, its
                                       sole general partner

                                       By:      /s/Mark W. Ohlendorf
                                          -------------------------------
                                       Name:    Mark W. Ohlendorf
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       By:      /s/Douglas G. Haas
                                          -------------------------------
                                       Name:    Douglas G. Haas
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------


                                       CLARE BRIDGE OF BINGHAM FARMS L.P., a
                                       Delaware limited partnership

                                       By: HCR/Alterra Development, LLC,
                                       a Delaware limited liability company, its
                                       sole general partner


                                       By:      /s/Mark W. Ohlendorf
                                          -------------------------------
                                       Name:    Mark W. Ohlendorf
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       By:      /s/Douglas G. Haas
                                          -------------------------------
                                       Name:    Douglas G. Haas
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       CLARE BRIDGE OF CARROLLWOOD L.P., a
                                       Delaware limited partnership

                                       By: HCR/Alterra Development, LLC,
                                       a Delaware limited liability company, its
                                       sole general partner


                                       By:      /s/Mark W. Ohlendorf
                                          -------------------------------
                                       Name:    Mark W. Ohlendorf
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       By:      /s/Douglas G. Haas
                                          -------------------------------
                                       Name:    Douglas G. Haas
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------



                                       CLARE BRIDGE OF FT. MYERS L.P., a
                                       Delaware limited partnership

                                       By: HCR/Alterra Development, LLC,
                                       a Delaware limited liability company, its
                                       sole general partner


                                       By:      /s/Mark W. Ohlendorf
                                          -------------------------------
                                       Name:    Mark W. Ohlendorf
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       By:      /s/Douglas G. Haas
                                          -------------------------------
                                       Name:    Douglas G. Haas
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       CLARE BRIDGE OF HOUSTON L.P., a Delaware limited partnership

                                       By: HCR/Alterra Development, LLC,
                                       a Delaware limited liability company, its
                                       sole general partner


                                       By:      /s/Mark W. Ohlendorf
                                          -------------------------------
                                       Name:    Mark W. Ohlendorf
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       By:      /s/Douglas G. Haas
                                          -------------------------------
                                       Name:    Douglas G. Haas
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------


                                       CLARE BRIDGE OF JEFFERSON TOWNSHIP L.P., a Delaware limited partnership

                                       By: HCR/Alterra Development, LLC,
                                       a Delaware limited liability company, its
                                       sole general partner


                                       By:      /s/Mark W. Ohlendorf
                                          -------------------------------
                                       Name:    Mark W. Ohlendorf
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       By:      /s/Douglas G. Haas
                                          -------------------------------
                                       Name:    Douglas G. Haas
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       CLARE BRIDGE OF LIVONIA L.P., a Delaware limited partnership

                                       By: HCR/Alterra Development, LLC,
                                       a Delaware limited liability company, its
                                       sole general partner


                                       By:      /s/Mark W. Ohlendorf
                                          -------------------------------
                                       Name:    Mark W. Ohlendorf
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       By:      /s/Douglas G. Haas
                                          -------------------------------
                                       Name:    Douglas G. Haas
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------



                                       CLARE BRIDGE OF PARMA L.P., a Delaware
                                       limited partnership

                                       By: HCR/Alterra Development, LLC,
                                       a Delaware limited liability company, its
                                       sole general partner


                                       By:      /s/Mark W. Ohlendorf
                                          -------------------------------
                                       Name:    Mark W. Ohlendorf
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       By:      /s/Douglas G. Haas
                                          -------------------------------
                                       Name:    Douglas G. Haas
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       CLARE BRIDGE OF RICHARDSON L.P., a
                                       Delaware limited partnership

                                       By: HCR/Alterra Development, LLC,
                                       a Delaware limited liability company, its
                                       sole general partner


                                       By:      /s/Mark W. Ohlendorf
                                          -------------------------------
                                       Name:    Mark W. Ohlendorf
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       By:      /s/Douglas G. Haas
                                          -------------------------------
                                       Name:    Douglas G. Haas
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------


                                       CLARE BRIDGE OF TUSCAWILLA L.P., a
                                       Delaware limited partnership

                                       By: HCR/Alterra Development, LLC,
                                       a Delaware limited liability company, its
                                       sole general partner


                                       By:      /s/Mark W. Ohlendorf
                                          -------------------------------
                                       Name:    Mark W. Ohlendorf
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       By:      /s/Douglas G. Haas
                                          -------------------------------
                                       Name:    Douglas G. Haas
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       CLARE BRIDGE OF WESTCHASE L.P., a
                                       Delaware limited partnership

                                       By: HCR/Alterra Development, LLC,
                                       a Delaware limited liability company, its
                                       sole general partner



                                       By:      /s/Mark W. Ohlendorf
                                          -------------------------------
                                       Name:    Mark W. Ohlendorf
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

                                       By:      /s/Douglas G. Haas
                                          -------------------------------
                                       Name:    Douglas G. Haas
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

CREDIT AGREEMENT
GUARANTORS:                            HCR/ALTERRA DEVELOPMENT, LLC,
                                       a Delaware limited liability company


                                       By:      /s/Mark W. Ohlendorf
                                          -------------------------------
                                       Name:    Mark W. Ohlendorf
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------


                                       By:      /s/Douglas G. Haas
                                          -------------------------------
                                       Name:    Douglas G. Haas
                                            -----------------------------
                                       Title:   Co-Vice President
                                             ----------------------------

LENDERS:                               BANK OF AMERICA, N. A.,
                                       individually in its capacity as a
                                       Lender and in its capacity as
                                       Administrative Agent


                                       By:      /s/J. Gregory Seibly
                                          -------------------------------
                                       Name:    J. Gregory Seibly
                                            -----------------------------
                                       Title:   Managing Director
                                             ----------------------------

                                       THE CHASE MANHATTAN BANK


                                       By:      /s/Dawn Lee Lum
                                          -------------------------------
                                       Name:    Dawn Lee Lum
                                            -----------------------------
                                       Title:   Vice President
                                             ----------------------------

                                       DEUTSCHE BANK AG NEW YORK AND/OR
                                       CAYMAN ISLANDS BRANCHES


                                       By:      /s/Susan L. Pearson
                                          -------------------------------
                                       Name:    Susan L. Pearson
                                            -----------------------------
                                       Title:   Director
                                             ----------------------------


                                       By:      /s/Joel Makowsky
                                          -------------------------------
                                       Name:    Joe Makowsky
                                            -----------------------------
                                       Title:   Vice President
                                            -----------------------------

                                       BANK UNITED, F.S.B.


                                       By:      /s/Casey Moore
                                          -------------------------------
                                       Name:    Casey Moore
                                            -----------------------------
                                       Title:   Vice President
                                             ----------------------------

                                       COMERICA BANK


                                       By:      /s/Colleen M. Murphy
                                          -------------------------------
                                       Name:    Colleen M. Murphy
                                            -----------------------------
                                       Title:   Vice President
                                             ----------------------------

                                       NATIONAL CITY BANK


                                       By:      /s/Janice E. Focke
                                          -------------------------------
                                       Name:    Janice E. Focke
                                            -----------------------------
                                       Title:   Vice President
                                             ----------------------------

                               THE BANK OF NEW YORK



                               By:      /s/Edward J. Dougherty III
                                        ----------------------------------------
                               Name:    Edward J. Dougherty III
                                        ----------------------------------------
                               Title:   Vice President, U.S. Commerical  Banking
                                        ----------------------------------------

                                       THE HUNTINGTON NATIONAL BANK


                                       By:      /s/Daniel E. Crane
                                          ---------------------------------
                                       Name:    Daniel E. Crane
                                            -------------------------------
                                       Title:   Vice President
                                             ------------------------------

                                       BANK OF MONTREAL


                                       By:      /s/Heather L. Turf
                                          ---------------------------------
                                       Name:    Heather L. Turf
                                            -------------------------------
                                       Title:   Director
                                             ------------------------------